UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10401

Trust for Professional Managers
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
(Address of principal executive offices) (Zip code)

Rachel A. Spearo
U.S. Bancorp Fund Services, LLC
 615 East Michigan Street
Milwaukee, WI  53202
(Name and address of agent for service)

(414) 765-5384
Registrant's telephone number, including area code

Date of fiscal year end: February 28, 2014

Date of reporting period:  August 31, 2013

Item 1. Reports to Stockholders.

Semi-Annual Report

August 31, 2013

Collins Alternative Solutions Fund

Institutional Class
(CLLIX)

Class A
(CLLAX)

Investment Adviser

Collins Capital Investments, LLC
806 Douglas Road
Suite 570
Coral Gables, Florida 33134

Phone: 1-855-55-ALT-MF

Table of Contents

LETTER TO SHAREHOLDERS	3
EXPENSE EXAMPLE	7
INVESTMENT HIGHLIGHTS	9
SCHEDULE OF INVESTMENTS	13
SCHEDULE OF OPTIONS WRITTEN	24
SCHEDULE OF SECURITIES SOLD SHORT	25
SCHEDULE OF OPEN FUTURES CONTRACTS	27
SCHEDULE OF OPEN FORWARD CURRENCY CONTRACTS	28
SCHEDULES OF INTEREST RATE SWAPS	30
STATEMENT OF ASSETS AND LIABILITIES	31
STATEMENT OF OPERATIONS	33
STATEMENT OF CHANGES IN NET ASSETS	34
FINANCIAL HIGHLIGHTS	35
NOTES TO FINANCIAL STATEMENTS	37
BASIS FOR TRUSTEES’ APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENTS	54
NOTICE OF PRIVACY POLICY & PRACTICES	61
ADDITIONAL INFORMATION	62

Dear Shareholder,

We are pleased to present the first fiscal half 2013 results for the Collins Alternative Solutions Fund (the “Fund”).  During the six month period ended August 31, 2013, the Fund returned 2.42% versus -2.61% for the Barclays US Aggregate Total Return Index, 8.95% for the S&P 500 Total Return Index and 0.88% for the HFRX Global Hedge Fund Index.  Annualized volatility for the Fund was 3.01% versus 2.89% for the Barclays US Aggregate Total Return Index and 12.54% for the S&P 500 Total Return Index.  The Fund had a beta (based on daily returns from 04/30/12 (inception) through 8/31/13) to the Barclays US Aggregate Total Return Index of -0.11 and a beta to the S&P 500 Total Return Index of 0.14.

Performance during the period was in line with expectations and we were particularly pleased to contribute positive performance during the turbulent period in May and June in the fixed income markets.  All strategies except for Global Macro were positive during the period.  Our top performing strategy was Long/Short Equity that benefited from activist positions where the manager successfully implemented change at the company.  First, a holding in a telecom services provider was up significantly after the sale of a non-core asset generated greater than expected proceeds.  The manager had been pushing the company to divest this division and return the cash to shareholders, which it did after its sale.  Second, a position in a teen clothing retailer appreciated substantially after better than expected earnings and guidance was released.  The manager had replaced the majority of the board and installed a new CEO.  The new CEO has been successful in turning around the company and other investors have begun to buy into this “show me” story.

Arbitrage was also a strong contributor during the period led by several event driven equity positions, idiosyncratic convertible bond positions and core long holdings in the auto, financial and mortgage servicer sectors.  The strategy also profited from being short US Treasuries and high yield, which benefited from the selloff in fixed income that began in May.  Reinsurance benefited from a portfolio that became fully invested during the period and the fact that the Atlantic hurricane season has been very slow.  In addition, catastrophe bonds, the main instruments used in the Reinsurance strategy, are floating rate and should generally benefit from the rise in US Treasury rates.  Our Long/Short Credit strategy generated positive performance during the period, despite a high yield market that sold off significantly in May and June.  The manager has been very cautious in terms of the overall market and has been opportunistically trading around names with near term catalysts.  This is currently being expressed via a portfolio of short duration names with call protection and increased dry powder to deploy opportunistically.

Our Market Neutral strategy generated positive returns during the period driven by its portfolio of high dividend paying stocks.  The gains in equities were partially offset by its volatility strategy which has had a headwind in the low equity volatility environment.  Our Global Macro strategy was our sole detractor for the period.  The strategy, which was our top performer in the previous six-month period, had gains in currency trading that were not enough to offset losses from emerging market interest rate positions.  Due to the slowdown in many emerging market economies, the manager has been positioned for interest rates to rise slower than current market expectations.  However, the liquidity flows out of the emerging markets have created distortions not seen since the Lehman crisis.  The manager has reduced exposures and is focusing more on relative value opportunities in the current environment.

We rebalanced the portfolio during the period several times to keep allocations in line with the opportunities for the strategies.  We increased the allocation to Long/Short Equity strategy as we believe the environment for activist situations remain fertile.  The manager has continued to find compelling situations where stocks have fallen out of favor and where the manager can be the catalyst for change.  We have been very pleased with the manager’s discipline in taking profits and rolling them into new situations instead of holding on for prospects of incremental upside that comes with greater downside risk.  We also continue to monitor a robust pipeline of prospective managers for future additions to the Fund.  We believe that event driven situations remain robust and have been our area of recent focus for a manager addition to the Fund.  Below are the strategy allocations as of August 31, 2013.

Collins Alternative Solutions Fund Strategy Allocations as of August 31, 2013 (Unaudited)

Percentages are stated as a percentage of allocated capital.

Investors got a glimpse of life in the post-Quantitative Easing (QE) world when the word “taper” was added to the financial lexicon.  The mere discussion of less buying by the Fed roiled fixed income markets where complacency had set in and investors had come to accept paltry yields in the name of “safety.”  However, after May and June, investors holding out hope that fixed income can still produce some yield and provide potential downside protection have been forced to face the stark reality that what they considered the safest part of their portfolio may now have the most danger.  While inflation may not be an immediate threat, interest rate risk is very real and can rear its head in unexpected places.  Many investors have been turning to “risk parity” strategies as an alternative to fixed income.  These strategies have had a tailwind at their back as most asset classes have been increasing in tandem.  The fixed income selloff laid bare the interest rate exposure that several components of these strategies have and the damage they can do when leverage is applied.

The yield on the US 10 Year Treasury Note nearly doubled from early May to early September and the markets are still grappling with the implications of this dramatic change.  It is hard to see how this change is the result of robust domestic growth or increased inflation expectations, which are the normal drivers of rates.  If this is just the end of artificially low levels driven by Fed buying and we are returning to a level of normality, can such a fragile economy digest another one percent rise, and more importantly, will bond investors stick around to find out?  We believe this issue may continue to drive markets for the foreseeable future.  We have yet to see the “great rotation” out of fixed income and into equities that many have forecasted.  The money has come out of fixed income but into cash, which is not surprising as stocks have rallied significantly, earnings expectations have been muted and overall growth has been mediocre at best.

We believe we are entering a market where the tide may no longer be lifting all boats and there may be increased dispersion amongst asset classes.  We believe the best positioning in an economy that continues to muddle through and deal with a high level of uncertainty, is one that avoids interest rate risk, is diverse, nimble and focused on shorter dated, idiosyncratic situations that are not dependent on beta.  Dislocations and sharp selloffs can often create the best risk adjusted returns if the “baby gets thrown out with the bath water” we are finding these in various asset classes.  We are excited about the current environment and believe there are numerous opportunities for our strategies as market participants are forced to deal with risks that have been brushed under the rug for too long.

Sincerely,

Dorothy C. Weaver	Michael J. Collins	Stephen T. Mason
CEO	President	Portfolio Manager

Opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice.

Past performance does not guarantee future results.

Diversification does not assure a profit nor protect against risk in a declining market.

Fund holdings and sector allocation are subject to change at any time and should not be considered a recommendation to buy or sell any security. Please see the Schedule of Investments for complete fund holdings.

Definitions: The Barclays US Aggregate Total Return Index is a broad base index that is often used to represent investment grade bonds being traded in the United States. The index is a market capitalization-weighted index, meaning the securities in the index are weighted according to the market size of each bond type. Most U.S. traded investment grade bonds are represented. Municipal bonds and Treasury Inflation-Protected Securities are excluded, due to tax treatment issues. The index includes US Treasury securities, US Government agency bonds, mortgage-backed bonds, corporate bonds, and a small amount of foreign bonds traded in the United States.  The S&P 500 Total Return Index is a broad-based measurement of changes in stock market conditions based on a capitalization-weighted average of 500 leading companies representing all major industries in the U.S. economy. The HFRX Global Hedge Fund Index, calculated by Hedge Fund Research, Inc., is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies, including but not limited to, convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry. Volatility (also known as standard deviation) is a measure of variation or dispersion of returns from the average return. Beta represents the correlated ratio by which the fund’s returns moves in relation to a benchmark’s returns.  A positive beta means the fund’s returns move up and down in proportion to the benchmark’s returns; a negative beta means the fund’s returns move up and down in opposition to the benchmark’s returns; a zero beta means the fund’s returns move independently to the benchmark’s returns.  Duration measures the sensitivity of the price of a fixed-income investment to a change in interest rates. Duration is expressed as a number of years.  Risk parity generally refers to a strategy based on targeting of equal levels of risk across the various components of an investment portfolio.

Mutual fund investing involves risk. Principal loss is possible. Therefore, the Fund is more exposed to individual stock volatility than a diversified fund. The Fund invests in smaller and medium sized companies, which involve additional risks such as limited liquidity and greater volatility. Investments in foreign securities involve greater volatility and political, economic and currency risks and differences in accounting methods. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investment in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. The Fund may make short sales of securities, which involves the risk that losses may exceed the original amount invested. Because the Fund may invest in Exchange-Traded Funds (“ETFs”) and Exchange-Traded Notes (“ETNs”), it is subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of an ETFs and ETNs shares may trade at a discount to its net asset value (“NAV”), an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact the Fund’s ability to sell its shares. The value of ETNs may be influenced by the level of supply and demand for the ETN, volatility and lack of liquidity. The Fund may invest in derivative securities, which derive their performance from the performance of an underlying asset, index, interest rate or currency exchange rate. Derivatives can be volatile and involve various types and degrees of risks, and, depending upon the characteristics of a particular derivative, suddenly can become illiquid. Investments in asset backed, mortgage backed, and collateralized mortgage backed securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. Investing in commodities may subject the Fund to greater risks and volatility as commodity prices may be influenced by a variety of factors including unfavorable weather, environmental factors, and changes in government regulations. Sub-Advisers using different styles could experience overlapping security transactions. Certain Sub-Advisers may be purchasing securities at the same time other Sub-Advisers may be selling those same securities, which may lead to higher transaction expenses compared to a fund using a single investment management style.

Must be preceded or accompanied by a prospectus.

Distributor: Quasar Distributors, LLC.

COLLINS ALTERNATIVE SOLUTIONS FUND
Expense Example
(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including management fees, distribution and service (12b-1) fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (3/1/13 - 8/31/13) for the Institutional Class shares and for the period since inception (7/31/13 - 8/31/13) for the Class A shares.

Actual Expenses

The first lines of the following tables provide information about actual account values and actual expenses. If you purchase Class A shares of the Fund, you will pay an initial sales charge of 5.00% when you invest.  Class A shares are also subject to a contingent deferred sales charge for purchases made at the $1,000,000 breakpoint and redeemed within twelve months of purchase.  In addition, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent. IRA accounts will be charged a $15.00 annual maintenance fee. To the extent the Fund invests in shares of exchange-traded funds or other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example. The example includes, but is not limited to, management fees, fund administration and accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second lines of the following tables provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional

COLLINS ALTERNATIVE SOLUTIONS FUND
Expense Example (Continued)
(Unaudited)

costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second lines of the tables are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Institutional Class
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	3/1/13	8/31/13	3/1/13 – 8/31/13*
Actual**	$1,000.00	$1,024.20	$14.85
Hypothetical (5% return
before expenses)***	$1,000.00	$1,010.54	$14.75

*
Expenses are equal to the Fund’s annualized expense ratio of 2.91%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the partial period).  Excluding dividends on short positions and interest expense, the Fund’s annualized expense ratio would be 2.49%.

**	Excluding dividends on short positions and interest expense, your actual cost of investing in the Fund would be $12.70.
***	Excluding dividends on short positions and interest expense, your hypothetical cost of investing in the Fund would be $12.63.

	Class A
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	7/31/13	8/31/13	7/31/13 – 8/31/13*
Actual**	$1,000.00	$983.20	$2.50
Hypothetical (5% return
before expenses)***	$1,000.00	$1,001.59	$2.53

*
Expenses are equal to the Fund’s annualized expense ratio of 3.07%, multiplied by the average account value over the period, multiplied by 32/365 (to reflect the partial period).  Excluding dividends on short positions and interest expense, the Fund’s annualized expense ratio would be 2.69%.

**	Excluding dividends on short positions and interest expense, your actual cost of investing in the Fund would be $2.19.
***	Excluding dividends on short positions and interest expense, your hypothetical cost of investing in the Fund would be $2.21.

COLLINS ALTERNATIVE SOLUTIONS FUND
Investment Highlights
(Unaudited)

The Fund seeks long-term capital appreciation through absolute returns while maintaining a low correlation over time with major equity and bond markets.  The Adviser believes that the Fund’s investment objective of generating long term capital appreciation through absolute (positive) returns can be achieved by utilizing various investment strategies and allocating its assets among multiple Sub-Advisers.  The strategies utilized are similar to investment strategies traditionally employed by hedge funds.  To implement these strategies each Sub-Adviser uses various types of securities.  The allocation of portfolio holdings as of August 31, 2013 is as follows:

Allocation of Portfolio Holdings
(as a percentage of net assets)

**Valued at the net unrealized appreciation (depreciation).

Total Returns as of August 31, 2013

		Since Inception
	One Year	(4/30/12)
Institutional Class Shares	4.98%	4.48%
Barclays U.S. Aggregate Total Return Bond Index	(2.47%)	(0.09%)
S&P 500 Total Return Index	18.70%	14.92%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month- end may be obtained by calling 1-855-55-ALT-MF.

Continued

COLLINS ALTERNATIVE SOLUTIONS FUND
Investment Highlights (Continued)
(Unaudited)

Investment performance reflects fee waivers in effect. In the absence of such waivers, total returns would be reduced.

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The following graph illustrates performance of a hypothetical investment made in the Fund and certain broad-based securities indices on the Fund’s inception date. The graph does not reflect any future performance.

The Barclays U.S. Aggregate Total Return Bond Index is a broad-based index that is often used to represent investment grade bonds being traded in United States.  The Index is a market capitalization-weighted index, meaning the securities in the index are weighted according to the market size of each bond type.  Most U.S. traded investment grade bonds are represented.  Municipal bonds and Treasury Inflation-Protected Securities are excluded, due to tax treatment issues.  The Index includes Treasury securities, Government agency bonds, mortgage-backed bonds, corporate bonds, and a small amount of foreign bonds traded in U.S. The S&P 500 Total Return Index is a broad-based measurement of changes in stock market conditions based on a capitalization-weighted average of 500 leading companies representing all major industries in the U.S. economy.  It is not possible to invest directly in an index.

Growth of $1,000,000 Investment

*  Inception Date

COLLINS ALTERNATIVE SOLUTIONS FUND
Investment Highlights (Continued)
(Unaudited)

Total Returns as of August 31, 2013

Since Inception
(7/31/13)
Class A Shares	(1.68%)
Barclays U.S. Aggregate Total Return Bond Index	(0.51%)
S&P 500 Total Return Index	(2.90%)

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month- end may be obtained by calling 1-855-55-ALT-MF.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total returns would be reduced.

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The following graph illustrates performance of a hypothetical investment made in the Fund and certain broad-based securities indices on the Fund’s inception date. The graph does not reflect any future performance.

The Barclays U.S. Aggregate Total Return Bond Index is a broad-based index that is often used to represent investment grade bonds being traded in United States.  The Index is a market capitalization-weighted index, meaning the securities in the index are weighted according to the market size of each bond type.  Most U.S. traded investment grade bonds are represented.  Municipal bonds and Treasury Inflation-Protected Securities are excluded, due to tax treatment issues.  The Index includes Treasury securities, Government agency bonds, mortgage-backed bonds, corporate bonds, and a small amount of foreign bonds traded in U.S. The S&P 500 Total Return Index is a broad-based measurement of changes in stock market conditions based on a capitalization-weighted average of 500 leading companies representing all major industries in the U.S. economy.  It is not possible to invest directly in an index.

COLLINS ALTERNATIVE SOLUTIONS FUND
Investment Highlights (Continued)
(Unaudited)

Growth of $10,000 Investment

*  Inception Date

COLLINS ALTERNATIVE SOLUTIONS FUND

Schedule of Investments

August 31, 2013 (Unaudited)

	Shares	Value
COMMON STOCKS – 34.50%

Administrative and Support Services – 0.19%
Angie’s List, Inc. (a)	6,800	$142,528

Air Transportation – 0.32%
Delta Air Lines, Inc. (a)(d)	3,160	62,347
Republic Airways Holdings, Inc. (a)(d)	2,697	30,126
Spirit Airlines, Inc. (a)	3,379	105,323
United Continental Holdings, Inc. (a)(d)	1,402	39,901
		237,697
Beverage and Tobacco Product Manufacturing – 0.25%
Reynolds American, Inc. (d)	3,937	187,519

Broadcasting (except Internet) – 0.10%
Cumulus Media, Inc. (a)(d)	14,957	71,794

Chemical Manufacturing – 1.34%
Abbott Laboratories (d)	5,462	182,049
Aptar Group, Inc. (d)	3,184	187,251
Ecolab, Inc. (d)	2,078	189,825
Johnson & Johnson (d)	2,134	184,399
LyondellBasell Industries NV (d)(e)	2,262	158,679
Mosaic Co.	1,776	73,970
Xenoport, Inc. (a)	5,237	25,609
		1,001,782
Clothing and Clothing Accessories Stores – 2.91%
Aeropostale, Inc. (a)(d)	28,730	233,575
Foot Locker, Inc. (d)	4,538	146,124
Nordstrom, Inc. (d)	3,332	185,692
Wet Seal, Inc. (a)(d)	440,490	1,607,788
		2,173,179
Computer and Electronic Product Manufacturing – 0.94%
Apple, Inc. (d)	142	69,161
Cisco Systems, Inc. (d)	8,515	198,485
Harris Corp. (d)	3,380	191,409
QUALCOMM, Inc. (d)	1,437	95,244
Silicon Motion Technology Corp.	5,085	56,749
Zynga, Inc. (a)(d)	31,729	89,793
		700,841

The accompanying notes are an integral part of these financial statements.

COLLINS ALTERNATIVE SOLUTIONS FUND

Schedule of Investments (Continued)

August 31, 2013 (Unaudited)

	Shares	Value
COMMON STOCKS – 34.50% (Continued)

Credit Intermediation and Related Activities – 1.47%
Bank of America Corp. (d)	6,802	$96,044
Bank of Montreal (d)(e)	3,054	191,883
Commerce Bancshares, Inc. (d)	4,143	178,936
DFC Global Corp. (a)(d)	8,337	94,208
Encore Capital Group, Inc. (a)(d)	2,108	90,370
Ezcorp, Inc. (a)(d)	6,012	102,084
KKR Financial Holdings LLC (d)	3,665	37,273
Nationstar Mortgage Holdings, Inc. (a)(d)	3,251	161,575
Ocwen Financial Corp. (a)(d)	2,910	146,780
		1,099,153
Data Processing, Hosting and Related Services – 0.25%
Automatic Data Processing, Inc. (d)	2,618	186,297

Electrical Equipment, Appliance, and
Component Manufacturing – 0.33%
Corning, Inc. (d)	4,733	66,451
Emerson Electric Co. (d)	2,939	177,428
		243,879
Fabricated Metal Product Manufacturing – 0.28%
Ball Corp. (d)	3,174	140,989
Crane Co. (d)	1,221	70,098
		211,087
Food and Beverage Stores – 0.23%
Safeway, Inc. (d)	6,725	174,177

Food Manufacturing – 0.75%
General Mills, Inc. (d)	3,854	190,079
Kellogg Co. (d)	3,049	185,105
McCormick & Co, Inc. (d)	2,713	183,535
		558,719
Food Services and Drinking Places – 0.43%
BJ’S Restaurants, Inc. (a)	4,210	131,521
McDonald’s Corp. (d)	1,981	186,927
		318,448
Funds, Trusts, and Other Financial Vehicles – 0.24%
American Capital Ltd. (a)(d)	14,329	178,826

The accompanying notes are an integral part of these financial statements.

COLLINS ALTERNATIVE SOLUTIONS FUND

Schedule of Investments (Continued)

August 31, 2013 (Unaudited)

	Shares	Value
COMMON STOCKS – 34.50% (Continued)

Gasoline Stations – 0.09%
Pantry, Inc. (a)(d)	6,236	$71,153

General Merchandise Stores – 0.25%
Costco Wholesale Corp. (d)	1,684	188,389

Health and Personal Care Stores – 0.15%
Rite Aid Corp. (a)(d)	32,627	112,889

Heavy and Civil Engineering Construction – 0.22%
Fluor Corp.	2,585	163,967

Insurance Carriers and Related Activities – 1.37%
Aflac, Inc. (d)	3,137	181,287
Assured Guaranty Ltd. (e)	4,650	92,488
Berkshire Hathaway, Inc. (a)(d)	419	46,601
Brown & Brown, Inc. (d)	5,819	181,204
Hartford Financial Services Group, Inc. (d)	1,720	50,912
Humana, Inc. (d)	1,071	98,618
ING US, Inc. (a)(d)	1,730	49,824
MBIA, Inc. (a)(d)	4,414	52,218
MetLife, Inc.	1,510	69,747
Prudential Financial, Inc. (d)	293	21,940
UnitedHealth Group, Inc. (d)	1,351	96,921
WellPoint, Inc. (d)	946	80,542
		1,022,302
Machinery Manufacturing – 0.76%
Illinois Tool Works, Inc. (d)	2,573	183,892
Joy Global, Inc. (d)	3,149	154,679
Kulicke & Soffa Industries, Inc. (a)(d)	12,128	134,136
Lam Research Corp. (a)	1,990	92,873
		565,580
Merchant Wholesalers, Durable Goods – 0.52%
Delphi Automotive PLC (d)(e)	1,750	96,285
Roundys, Inc.	12,500	105,500
WW Grainger, Inc. (d)	753	186,255
		388,040
Merchant Wholesalers, Nondurable Goods – 0.75%
Procter & Gamble Co. (d)	2,387	185,923

The accompanying notes are an integral part of these financial statements.

COLLINS ALTERNATIVE SOLUTIONS FUND

Schedule of Investments (Continued)

August 31, 2013 (Unaudited)

	Shares	Value
COMMON STOCKS – 34.50% (Continued)

Merchant Wholesalers, Nondurable Goods – 0.75% (Continued)
Sigma-Aldrich Corp. (d)	2,239	$184,650
Sysco Corp. (d)	5,874	188,086
		558,659
Mining (except Oil and Gas) – 3.00%
Freeport-McMoRan Copper & Gold, Inc.	4,084	123,418
Newmont Mining Corp. (d)	2,780	88,321
Silver Wheaton Corp. (d)(e)	1,500	39,525
Stillwater Mining Co. (a)(d)	174,784	1,990,790
		2,242,054
Miscellaneous Manufacturing – 2.10%
Baxter International, Inc. (d)	2,659	184,960
Coach, Inc. (d)	2,529	133,556
JAKKS Pacific, Inc.	7,510	38,977
TearLab Corp. (a)	5,225	68,657
Vivus, Inc. (a)(d)	91,247	1,143,325
		1,569,475
Miscellaneous Store Retailers – 0.12%
Staples, Inc. (d)	6,289	87,480

Nonmetallic Mineral Product Manufacturing – 0.23%
Owens-Illinois, Inc. (a)	6,050	171,759

Nonstore Retailers – 3.76%
Nutrisystem, Inc. (d)	157,366	1,992,253
Sotheby’s (d)	2,171	100,105
ValueVision Media, Inc. (a)	147,009	718,874
		2,811,232
Nursing and Residential Care Facilities – 0.16%
Emeritus Corp. (a)(d)	5,519	120,369

Oil and Gas Extraction – 2.27%
Abraxas Petroleum Corp. (a)(d)	401,383	1,011,485
Bill Barrett Corp. (a)(d)	3,150	67,820
Gran Tierra Energy, Inc. (a)(d)	24,467	166,131
Helmerich & Payne, Inc. (d)	2,128	134,149
Range Resources Corp. (d)	1,508	113,070
Repsol SA (d)	1,042	24,227

The accompanying notes are an integral part of these financial statements.

COLLINS ALTERNATIVE SOLUTIONS FUND

Schedule of Investments (Continued)

August 31, 2013 (Unaudited)

	Shares	Value
COMMON STOCKS – 34.50% (Continued)

Oil and Gas Extraction – 2.27% (Continued)
SandRidge Energy, Inc. (a)(d)	8,149	$41,967
Stone Energy Corp. (a)(d)	2,576	70,582
Ultra Petroleum Corp. (a)(d)(e)	3,122	64,625
		1,694,056
Paper Manufacturing – 0.26%
Boise, Inc. (d)	16,493	141,015
Domtar Corp. (d)	821	54,186
		195,201
Personal and Laundry Services – 0.23%
Weight Watchers International, Inc.	4,750	170,715

Petroleum and Coal Products Manufacturing – 1.15%
Chevron Corp. (d)	3,501	421,625
ConocoPhillips (d)	2,842	188,425
Exxon Mobil Corp.	2,830	246,663
		856,713
Plastics and Rubber Products Manufacturing – 0.39%
Berry Plastics Group, Inc. (a)(d)	7,457	171,586
Goodyear Tire & Rubber Co. (a)(d)	6,054	121,806
		293,392
Primary Metal Manufacturing – 0.25%
AK Steel Holding Corp. (a)(d)	12,385	41,614
Allegheny Technologies, Inc.	5,400	144,234
		185,848
Printing and Related Support Activities – 0.09%
RR Donnelley & Sons Co. (d)	3,820	63,718

Professional, Scientific, and Technical Services – 0.10%
CACI International, Inc. (a)(d)	596	40,170
Quality Systems, Inc.	1,500	31,035
		71,205
Publishing Industries (except Internet) – 0.69%
Microsoft Corp. (d)	11,541	385,469
Oracle Corp. (d)	3,278	104,437

The accompanying notes are an integral part of these financial statements.

COLLINS ALTERNATIVE SOLUTIONS FUND

Schedule of Investments (Continued)

August 31, 2013 (Unaudited)

	Shares	Value
COMMON STOCKS – 34.50% (Continued)

Publishing Industries (except Internet) – 0.69% (Continued)
Symantec Corp. (d)	986	$25,252
		515,158
Rail Transportation – 0.25%
Norfolk Southern Corp. (d)	2,572	185,596

Rental and Leasing Services – 0.27%
United Rentals, Inc. (a)(d)	3,682	201,663

Securities, Commodity Contracts, and Other
Financial Investments and Related Activities – 0.71%
Apollo Global Management LLC (d)	4,418	112,173
Blackstone Group LP (d)	4,206	91,859
Eaton Vance Corp. (d)	4,798	184,963
KKR & Co. LP (d)	7,377	140,974
		529,969
Sporting Goods, Hobby, Musical
Instrument, and Book Stores – 0.03%
Barnes & Noble, Inc. (a)(d)	1,489	20,355

Support Activities for Mining – 0.14%
Vantage Drilling Co. (a)(d)(e)	62,275	107,113

Telecommunications – 0.41%
AT&T, Inc. (d)	5,668	191,748
Verizon Communications, Inc. (d)	2,408	114,091
		305,839
Transportation Equipment Manufacturing – 1.90%
Ford Motor Co. (d)	5,962	96,525
General Motors Co. (a)(d)	2,500	85,200
Lear Corp. (d)	1,225	84,219
Lockheed Martin Corp. (d)	1,528	187,058
Magna International, Inc. (d)(e)	1,159	89,463
Polaris Industries, Inc. (d)	1,718	187,623
Tenneco, Inc. (a)(d)	1,837	84,741
Tower International, Inc. (a)(d)	9,689	198,431
TRW Automotive Holdings Corp. (a)(d)	853	58,916
United Technologies Corp. (d)	1,840	184,184
WABCO Holdings, Inc. (a)	2,057	160,425
		1,416,785

The accompanying notes are an integral part of these financial statements.

COLLINS ALTERNATIVE SOLUTIONS FUND

Schedule of Investments (Continued)

August 31, 2013 (Unaudited)

	Shares	Value
COMMON STOCKS – 34.50% (Continued)

Utilities – 1.37%
Dominion Resources, Inc. (d)	3,286	$191,738
Entergy Corp. (d)	2,996	189,437
EQT Corp. (d)	943	80,834
National Fuel Gas Co. (d)	2,830	184,743
Northeast Utilities (d)	4,593	188,175
Southern Co. (d)	4,510	187,706
		1,022,633
Waste Management and Remediation Services – 0.24%
Waste Management, Inc. (d)	4,516	182,627

Wholesale Electronic Markets and Agents and Brokers – 0.24%
Genuine Parts Co. (d)	2,377	183,053
TOTAL COMMON STOCKS (Cost $24,521,936)		25,760,913

	Principal
	Amount
CORPORATE BONDS – 7.01%

Ambulatory Health Care Services – 1.41%
Prospect Medical Holdings, Inc.
8.375%, 05/01/2019 (b)(d)	$1,000,000	1,050,000

Credit Intermediation and Related Activities – 1.37%
Burlington Holdings LLC
9.000%, 02/15/2018 (b)	1,000,000	1,027,500

Funds, Trusts, and Other Financial Vehicles – 0.69%
Prospect Capital Corp.
5.375%, 10/15/2017	500,000	513,671

Health and Personal Care Stores – 1.36%
Rite Aid Corp.
6.750%, 06/15/2021 (b)	1,000,000	1,017,500

Miscellaneous Manufacturing – 0.74%
Callaway Golf Co.
3.750%, 08/15/2019	500,000	550,390

Telecommunications – 1.44%
Intelsat Jackson Holdings SA
7.250%, 04/01/2019	1,000,000	1,077,500
TOTAL CORPORATE BONDS (Cost $5,170,003)		5,236,561

The accompanying notes are an integral part of these financial statements.

COLLINS ALTERNATIVE SOLUTIONS FUND

Schedule of Investments (Continued)

August 31, 2013 (Unaudited)

	Principal
	Amount	Value
CONVERTIBLE BONDS – 6.25%

Administrative and Support Services – 0.75%
CBIZ, Inc.
4.875%, 10/01/2015 (b)(d)	$500,000	$560,000

Beverage and Tobacco Product Manufacturing – 0.50%
Vector Group Ltd.
15.148%, 11/15/2014 (d)(c)	300,000	371,438

Chemical Manufacturing – 0.38%
PDL BioPharma, Inc.
2.875%, 02/15/2015 (d)	200,000	281,375

Credit Intermediation and Related Activities – 1.36%
Encore Capital Group, Inc.
3.000%, 07/01/2020 (b)	500,000	562,500
IAS Operating Partnership LP
5.000%, 03/15/2018 (b)	500,000	453,750
		1,016,250
Health and Personal Care Stores – 0.93%
Omnicare, Inc.
3.750%, 04/01/2042 (d)	500,000	695,312

Management of Companies and Enterprises – 0.80%
Leucadia National Corp.
3.750%, 04/15/2014	500,000	600,000

Nonmetallic Mineral Product Manufacturing – 0.85%
Cemex SAB de CV
3.250%, 03/15/2016	500,000	638,750

Oil and Gas Extraction – 0.68%
McMoRan Exploration Co.
5.250%, 10/06/2013 (d)	500,000	505,045
TOTAL CONVERTIBLE BONDS (Cost $4,324,722)		4,668,170

EXCHANGE-TRADED FUNDS – 13.97%

Funds, Trusts, and Other Financial Vehicles – 13.97%
Industrial Select Sector SPDR Fund	7,600	334,704
iShares Barclays 1-3 Year Credit Bond Fund (d)	17,628	1,851,821
iShares Barclays Intermediate Credit Bond Fund (d)	6,920	741,824
iShares Barclays MBS Bond Fund (d)	14,280	1,488,690

The accompanying notes are an integral part of these financial statements.

COLLINS ALTERNATIVE SOLUTIONS FUND

Schedule of Investments (Continued)

August 31, 2013 (Unaudited)

	Principal
	Amount	Value
EXCHANGE-TRADED FUNDS – 13.97% (Continued)

Funds, Trusts, and Other Financial Vehicles – 13.97% (Continued)
iShares Floating Rate Bond Fund (d)	$43,816	$2,219,719
iShares iBoxx $High Yield Corporate Bond Fund (d)	6,115	558,605
Market Vectors Gold Miners Fund (d)	7,387	207,796
Market Vectors Junior Gold Miners Fund (d)	2,011	96,850
PowerShares Senior Loan Portfolio (d)	22,477	556,081
SPDR S&P 500 ETF Trust (d)	10,052	1,645,010
Technology Select Sector SPDR Fund (d)	23,157	727,130
TOTAL EXCHANGE-TRADED FUNDS (Cost $10,350,618)		10,428,230

REAL ESTATE INVESTMENT TRUSTS – 0.42%

Funds, Trusts, and Other Financial Vehicles – 0.20%
American Capital Agency Corp. (d)	4,326	98,460
Anworth Mortgage Asset Corp. (d)	12,996	57,572
		156,032
Real Estate – 0.12%
Chatham Lodging Trust	4,800	86,880

Securities, Commodity Contracts, and Other
Financial Investments and Related Activities – 0.10%
American Capital Mortgage Investment Corp. (d)	3,712	74,389
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $336,072)		317,301

	Contracts
PURCHASED OPTIONS – 0.46%

Call Options – 0.03%
S&P 500 Index
Expiration: September 2013, Exercise Price $1,680.00	10	400
Expiration: September 2013, Exercise Price $1,900.00	9	22
Expiration: September 2013, Exercise Price $1,900.00	9	23
Expiration: September 2013, Exercise Price $1,900.00	9	23
Expiration: September 2013, Exercise Price $1,900.00	9	22
Expiration: October 2013, Exercise Price $1,850.00	10	110
Expiration: October 2013, Exercise Price $1,900.00	10	50

The accompanying notes are an integral part of these financial statements.

COLLINS ALTERNATIVE SOLUTIONS FUND

Schedule of Investments (Continued)

August 31, 2013 (Unaudited)

	Notional
	Amount	Value
PURCHASED OPTIONS – 0.46% (Continued)

Call Options – 0.03% (Continued)
US Dollar / Swiss Franc
Expiration: September 2013, Exercise Price $0.99	$3,200,000	$64
Expiration: September 2013, Exercise Price $0.97	1,600,000	424
Expiration: October 2013, Exercise Price $0.96	3,750,000	21,694
TOTAL CALL OPTIONS		22,832

	Contracts
Put Options – 0.43%
Euro-Bund (e)
Expiration: November 2013, Exercise Price $135.50	20	16,124
S&P 500 Index
Expiration: September 2013, Exercise Price $1,600.00	10	3,900
Expiration: September 2013, Exercise Price $1,510.00	9	3,060
Expiration: September 2013, Exercise Price $1,560.00	9	10,080
Expiration: October 2013, Exercise Price $1,560.00	10	13,100
Expiration: October 2013, Exercise Price $1,560.00	10	17,230
Expiration: December 2014, Exercise Price $140.00	370	255,300
TOTAL PUT OPTIONS		318,794
TOTAL PURCHASED OPTIONS (Cost $459,781)		341,626

RIGHTS – 0.10%

Chemical Manufacturing – 0.1%
Sanofi Contingent Value Right
Expiration: 12/31/2020 (a)(d)(e)	41,693	77,549
TOTAL RIGHTS (Cost $75,103)		77,549

	Shares
MUTUAL FUNDS – 4.92%
Stone Ridge High Yield Reinsurance Risk Premium Fund	121,055	1,234,764
Stone Ridge Reinsurance Risk Premium Fund	239,970	2,435,699
TOTAL MUTUAL FUNDS (Cost $3,608,922)		3,670,463

The accompanying notes are an integral part of these financial statements.

COLLINS ALTERNATIVE SOLUTIONS FUND

Schedule of Investments (Continued)

August 31, 2013 (Unaudited)

	Principal
	Amount	Value
SHORT-TERM INVESTMENTS – 33.32%

Money Market Funds – 33.32%
Fidelity Institutional Money Market Portfolio, 0.190% (c)(d)(e)	$12,425,240	$12,425,240
STIT – Liquid Assets Portfolio, 0.162% (c)(d)	12,451,705	12,451,705
TOTAL SHORT-TERM INVESTMENTS (Cost $24,876,945)		24,876,945
Total Investments (Cost $73,724,102) – 100.95%		75,377,758
Liabilities in Excess of Other Assets – (0.95)%		(707,432)
TOTAL NET ASSETS – 100.00%		$74,670,326

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	144A security is either fully or partially restricted to resale. The aggregate value of restricted securities at August 31, 2013 was $835,113 which represented 1.1% of net assets.
(c)	Variable rate security. The rate shown is as of August 31, 2013.
(d)
All or a portion of this security is pledged as collateral for written options and securities sold short. The aggregate value of these securities as of August 31, 2013 was $18,807,879.  See Note 2 in the Notes to the Financial Statements.

(e)	Foreign issued security.

The accompanying notes are an integral part of these financial statements.

COLLINS ALTERNATIVE SOLUTIONS FUND

Schedule of Options Written

August 31, 2013 (Unaudited)

	Contracts	Value
CALL OPTIONS
S&P 500 Index
Expiration: September 2013, Exercise Price $16.40	10	$9,500
Expiration: September 2013, Exercise Price $16.70	9	6,210
Expiration: September 2013, Exercise Price $16.60	9	13,050
Expiration: October 2013, Exercise Price $16.40	10	27,730
Expiration: October 2013, Exercise Price $16.40	10	32,350
Expiration: December 2014, Exercise Price $16.50	9	95,625
Expiration: December 2014, Exercise Price $18.00	22	101,200
		285,665

	Notional
	Amount
US Dollar / Swiss Franc
Expiration: September 2013, Exercise Price $0.01	3,200,000	9
Expiration: September 2013, Exercise Price $0.01	1,600,000	99
		108
TOTAL CALL OPTIONS		285,773

	Contracts
PUT OPTIONS
Euro-bund
Expiration: November 2013, Exercise Price $1.34 (a)	20	9,516
S&P 500 Index
Expiration: September 2013, Exercise Price $16.40	10	15,700
Expiration: September 2013, Exercise Price $16.70	9	39,690
Expiration: September 2013, Exercise Price $16.60	9	38,520
Expiration: October 2013, Exercise Price $16.40	10	34,850
Expiration: October 2013, Exercise Price $16.40	10	45,000
		183,276

	Notional
	Amount
US Dollar / Swiss Franc
Expiration: October 2013, Exercise Price $0.01	1,875,000	14,404
TOTAL PUT OPTIONS		197,680
TOTAL OPTIONS WRITTEN (Premiums Received $487,131)		$483,453

The accompanying notes are an integral part of these financial statements.

COLLINS ALTERNATIVE SOLUTIONS FUND

Schedule of Securities Sold Short

August 31, 2013 (Unaudited)

	Shares	Value
Acuity Brands, Inc.	1,137	$97,213
Amedisys, Inc.	10,001	162,916
AO Smith Corp.	2,153	90,534
Applied Indl Technologies Inc Com	1,933	92,049
Beam, Inc.	1,525	95,541
Boston Beer Co., Inc.	873	184,936
Cabela’s, Inc.	1,503	98,492
Callaway Golf Co.	43,334	299,871
CarMax, Inc.	2,180	103,681
Caseys General Stores, Inc.	2,276	150,079
CBIZ, Inc.	45,900	314,415
Cemex SAB de CV	42,400	476,576
Chipotle Mexican Grill, Inc.	370	151,023
CLARCOR, Inc.	1,822	97,586
Consumer Staples Select Sector SPDR Fund(1)	26,198	1,035,083
Cree, Inc.	500	27,745
EastGroup Properties, Inc.	1,496	84,075
Encore Capital Group, Inc.	8,080	346,390
Equinix, Inc.	883	153,412
Equity One, Inc.	2,626	55,829
Financial Engines, Inc.	1,272	67,988
FMC Corp.	1,500	99,915
Graco, Inc.	1,268	88,113
Green Mountain Coffee Roasters, Inc.	1,950	168,305
Hospira, Inc.	2,450	95,624
International Speedway Corp.	2,482	76,917
iShares 20+ Year Treasury Bond Fund(1)	7,386	782,842
iShares iBoxx $High Yield Corporate Bond Fund(1)	975	89,066
iShares Russell 2000 Fund(1)	6,769	679,472
Kellogg Co.	2,543	154,386
Leucadia National Corp.	20,500	511,065
Neogen Corp.	1,091	59,023
Nordson Corp.	1,383	92,177
Omnicare, Inc.	10,800	587,196
PDL BioPharma, Inc.	33,500	265,990
PetMed Express, Inc.	12,237	186,859
Post Properties, Inc.	1,767	79,922
Public Storage	631	96,335
Rackspace Hosting, Inc.	2,017	90,402
Regency Centers Corp.	1,086	51,639
ResMed, Inc.	4,275	201,951
Salesforce.com, Inc.	2,100	103,173
Shutterfly, Inc.	2,000	103,920
Skechers U.S.A., Inc.	3,925	120,615

The accompanying notes are an integral part of these financial statements.

COLLINS ALTERNATIVE SOLUTIONS FUND

Schedule of Securities Sold Short (Continued)

August 31, 2013 (Unaudited)

	Shares	Value
SPDR Barclays High Yield Bond Fund ETF(1)	30,708	$1,218,187
Texas Industries, Inc.	2,281	133,895
Tiffany & Co.	1,200	92,532
Toro Co.	2,086	110,162
Trimas Corp.	4,180	146,885
TripAdvisor, Inc.	1,200	88,764
United Parcel Service, Inc.	5,212	446,043
Vail Resorts, Inc.	1,011	68,748
Vector Group Ltd.	10,715	174,976
Total Securities Sold Short (Proceeds $11,118,545)		$11,450,533

(1)Exchange-traded fund.

The accompanying notes are an integral part of these financial statements.

COLLINS ALTERNATIVE SOLUTIONS FUND

Schedule of Open Futures Contracts

August 31, 2013 (Unaudited)

	Number			Unrealized
	of Contracts	Notional	Settlement	Appreciation
Description	Sold	Value	Month	(Depreciation)
90 Day Euro	15	$3,689,063	Dec-15	$7,275
mini MSCI Emerging Market	16	733,840	Sep-13	1,735
S&P 500 Emini	10	815,650	Sep-13	(2,212)
US 10YR Note	26	3,258,937	Sep-13	33,856
Total Futures Contracts Sold		$8,497,490		$40,654

	Number			Unrealized
	of Contracts	Notional	Settlement	Appreciation
Description	Purchased	Value	Month	(Depreciation)
RTS Index	173	$444,748	Sep-13	$(17,555)
Total Futures
Contracts Purchased		$444,748		$(17,555)

The accompanying notes are an integral part of these financial statements.

COLLINS ALTERNATIVE SOLUTIONS FUND

Schedule of Open Forward Currency Contracts

August 31, 2013 (Unaudited)

				U.S. $		U.S. $	Unre-
Forward				Value at		Value at	alized
Exp.	Notional		Currency to	Aug. 31,	Currency to	Aug. 31,	Appr.
Date	Amount		be received	2013	be delivered	2013	(Depr.)
9/18/13	9,717,250	(b)	U.S. Dollar	$12,748,431	Euro	$12,843,545	$(95,114)
9/18/13	13,110,870	(b)	Australian Dollar	11,654,735	U.S. Dollar	12,044,583	(389,848)
9/18/13	12,693,900	(b)	U.S. Dollar	11,722,867	Australian Dollar	11,284,075	438,792
9/18/13	8,777,250	(b)	Euro	11,601,122	U.S. Dollar	11,473,470	127,652
9/18/13	9,900,000	(b)	U.S. Dollar	9,900,000	Japanese Yen	9,949,499	(49,499)
9/18/13	7,495,000	(b)	U.S. Dollar	7,495,000	Turkish Lira	7,164,583	330,417
9/18/13	7,020,300	(b)	Japanese Yen	7,001,264	U.S. Dollar	7,020,300	(19,036)
9/18/13	7,000,000	(b)	Russian Ruble	6,958,495	U.S. Dollar	7,000,000	(41,505)
					Czech Republic
9/18/13	6,450,000	(b)	U.S. Dollar	6,450,000	Koruna	6,564,061	(114,061)
9/18/13	5,760,000	(b)	Turkish Lira	5,526,225	U.S. Dollar	5,760,000	(233,775)
9/18/13	5,199,000	(b)	U.S. Dollar	5,199,000	Russian Ruble	5,155,892	43,108
9/18/13	4,818,000	(h)	U.S. Dollar	4,818,000	Norwegian Krone	4,777,786	40,214
9/18/13	4,770,000	(b)	Norwegian Krone	4,691,325	U.S. Dollar	4,770,000	(78,675)
			Czech Republic
9/18/13	4,288,000	(h)	Koruna	4,403,401	U.S. Dollar	4,288,000	115,401
9/18/13	3,335,000	(b)	Mexican Peso	3,227,270	U.S. Dollar	3,335,000	(107,730)
9/18/13	1,970,530	(b)	British Pounds	3,053,275	U.S. Dollar	3,077,120	(23,845)
9/18/13	1,970,740	(b)	U.S. Dollar	3,024,410	British Pounds	3,053,600	(29,190)
9/18/13	2,773,040	(b)	U.S. Dollar	2,773,040	Hungarian Forint	2,748,692	24,348
9/18/13	2,653,870	(b)	U.S. Dollar	2,653,870	South African Rand	2,640,781	13,089
9/20/13	1,705,000	(b)	Euro	2,253,558	U.S. Dollar	2,237,358	16,200
9/18/13	3,010,000	(a)	U.S. Dollar	3,010,000	Mexican Peso	2,950,098	59,902
9/18/13	2,140,000	(b)	U.S. Dollar	2,140,000	Singapore Dollar	2,127,112	12,888
9/18/13	2,095,000	(b)	Hungarian Forint	2,050,055	U.S. Dollar	2,095,000	(44,945)
9/18/13	1,915,000	(b)	U.S. Dollar	1,915,000	Brazilian Real	1,809,006	105,994
9/18/13	1,861,000	(b)	Brazilian Real	1,758,665	U.S. Dollar	1,861,000	(102,335)
			South
9/18/13	1,728,000	(b)	African Rand	1,713,003	U.S. Dollar	1,728,000	(14,997)
9/18/13	1,590,000	(b)	Swiss Franc	1,602,345	U.S. Dollar	1,590,000	12,345
9/18/13	1,407,790	(b)	U.S. Dollar	1,407,790	Swiss Franc	1,416,435	(8,645)
10/11/13	1,300,226	(b)	Turkish Lira	1,238,497	U.S. Dollar	1,300,226	(61,729)
9/18/13	970,000	(b)	Mexican Peso	1,215,778	Euro	1,282,074	(66,296)
10/11/13	1,280,000	(d)	U.S. Dollar	1,280,000	Turkish Lira	1,242,328	37,672
9/18/13	1,255,000	(b)	Thai Baht	1,214,107	U.S. Dollar	1,255,000	(40,893)
9/18/13	1,403,200	(b)	Polish Zloty	1,427,721	U.S. Dollar	1,403,200	24,521
9/18/13	1,105,000	(b)	Singapore Dollar	1,090,576	U.S. Dollar	1,105,000	(14,424)
9/20/13	930,000	(b)	Australian Dollar	826,603	U.S. Dollar	866,538	(39,935)
9/18/13	840,000	(b)	Indian Rupee	758,950	U.S. Dollar	840,000	(81,050)
9/18/13	640,000	(h)	Euro	845,905	Polish Zloty	860,224	(14,319)

The accompanying notes are an integral part of these financial statements.

COLLINS ALTERNATIVE SOLUTIONS FUND

Schedule of Open Forward Currency Contracts (Continued)

August 31, 2013 (Unaudited)

				U.S. $		U.S. $	Unre-
Forward				Value at		Value at	alized
Exp.	Notional		Currency to	Aug. 31,	Currency to	Aug. 31,	Appr.
Date	Amount		be received	2013	be delivered	2013	(Depr.)
9/18/13	790,000	(b)	U.S. Dollar	$790,000	Indian Rupee	$720,354	$69,646
			Czech Republic
9/18/13	539,400	(h)	Koruna	710,002	Euro	712,939	(2,937)
					Czech Republic
9/18/13	539,400	(a)	Euro	712,939	Koruna	711,407	1,532
9/19/13	650,000	(a)	Japanese Yen	657,405	U.S. Dollar	650,000	7,405
9/20/13	630,000	(h)	Brazilian Real	603,783	U.S. Dollar	630,000	(26,217)
1/15/14	620,000	(f)	U.S. Dollar	620,000	Chinese Yuan	635,338	(15,338)
1/15/14	620,000	(e)	U.S. Dollar	620,000	New Taiwan Dollar	607,212	12,788
1/15/14	590,000	(b)	Chinese Yuan	601,006	U.S. Dollar	590,000	11,006
			New
1/15/14	590,000	(b)	Taiwan Dollar	562,215	U.S. Dollar	590,000	(27,785)
9/20/13	620,000	(a)	U.S. Dollar	584,048	Australian Dollar	551,069	32,979
9/20/13	580,000	(a)	U.S. Dollar	580,000	Brazilian Real	548,607	31,393
9/18/13	525,000	(c)	U.S. Dollar	525,000	Thai Baht	511,879	13,121
9/18/13	310,000	(d)	Norwegian Krone	388,283	Euro	409,735	(21,452)
9/18/13	310,000	(h)	Mexican Peso	409,735	Euro	402,135	7,600
9/18/13	310,000	(a)	Euro	409,735	Norwegian Krone	390,828	18,907
1/15/14	380,000	(b)	U.S. Dollar	380,000	Egyptian Pound	396,133	(16,133)
7/8/14	189,000	(h)	U.S. Dollar	189,000	Egyptian Pound	199,022	(10,022)
9/20/13	155,000	(a)	Thai Baht	148,127	U.S. Dollar	155,000	(6,873)
9/20/13	155,000	(g)	U.S. Dollar	155,000	Thai Baht	149,258	5,742
1/13/14	126,000	(a)	U.S. Dollar	126,000	Egyptian Pound	133,163	(7,163)
9/18/13	310,000	(d)	Norwegian Krone	50,619	Swedish Krona	52,637	(2,018)
9/18/13	310,000	(a)	Swedish Krona	52,624	Norwegian Krone	50,619	2,005
					Czech Republic
9/18/13	37,200	(d)	Polish Zloty	11,496	Koruna	11,571	(75)
9/18/13	390,000	(a)	Japanese Yen	301,541	New Zealand Dollar	301,007	534
							$(190,658)

(a)	Barclays Capital, Inc. is the counterparty for this open forward currency contract held by the fund as of August 31, 2013.
(b)	Citigroup Global Markets, Inc. is the counterparty for this open forward currency contract held by the fund as of August 31, 2013.
(c)	HSBC Securities, Inc. is the counterparty for this open forward currency contract held by the fund as of August 31, 2013.
(d)	BNP Paribas, is the counterparty for this open forward currency contract held by the fund as of August 31, 2013.
(e)	Merrill Lynch, Pierce, Fenner & Smith, Inc. is the counterparty for this open forward currency contract held by the fund as of August 31, 2013.

The accompanying notes are an integral part of these financial statements.

COLLINS ALTERNATIVE SOLUTIONS FUND

Schedule of Open Forward Currency Contracts (Continued)

(f)	UBS Securities, Inc. is the counterparty for this open forward currency contract held by the fund as of August 31, 2013.
(g)	Jefferies & Company, Inc. is the counterparty for this open forward currency contract held by the fund as of August 31, 2013.
(h)	Societe Generale, Inc. is the counterparty for this open forward currency contract held by the fund as of August 31, 2013.

Schedule of Interest Rate Swaps

August 31, 2013 (Unaudited)

						Unrealized
	Reference	Pay/Receive		Expiration	Notional	Appreciation/
Counterparty	Entity	Fixed Rate	Fixed Rate	Date	Amount	(Depreciation)
Citibank N.A.	Brazilian
	Real (BRL)	Receive	8.155%	7/1/14	6,191,877	$(30,247)
Citibank N.A.	Brazilian
	Real (BRL)	Receive	8.200%	7/1/14	5,916,921	(26,633)
Citibank N.A.	Brazilian
	Real (BRL)	Receive	9.070%	1/2/14	5,322,745	3,304
Citibank N.A.	Norwegian
	Kroner (NOK)	Receive	2.235%	8/14/16	18,750,000	10,215
						$(43,361)

The accompanying notes are an integral part of these financial statements.

COLLINS ALTERNATIVE SOLUTIONS FUND

Statement of Assets and Liabilities

August 31, 2013 (Unaudited)

ASSETS
Investments, at value (cost $73,724,102)	$75,377,758
Receivables:
Unrealized appreciation on open swap contracts	13,519
Unrealized appreciation on forward currency contracts	1,617,200
Investments sold	274,106
Swap Interest Receivable	233,531
Fund shares sold	940,772
Dividends and interest	178,538
Deposits at brokers	10,999,602
Other assets	18,760
TOTAL ASSETS	89,653,786
LIABILITIES
Written options, at value (premiums received $487,131)	483,453
Short securities, at value (premiums received $11,118,545)	11,450,533
Payables:
Investments purchased	688,137
To affiliates	23,536
To advisor	124,521
To custodian	4,608
Dividends and interest on short positions	4,465
Swap Interest Payable	235,888
Fund shares redeemed	79,959
Distribution fees	21
Unrealized depreciation on open swap contracts	56,880
Unrealized depreciation on forward currency contracts	1,807,859
Accrued expenses and other liabilities	23,600
TOTAL LIABILITIES	14,983,460
NET ASSETS	$74,670,326

The accompanying notes are an integral part of these financial statements.

COLLINS ALTERNATIVE SOLUTIONS FUND

Statement of Assets and Liabilities (Continued)

August 31, 2013 (Unaudited)

Net assets consist of:
Paid-in capital	$73,027,750
Accumulated net investment loss	(133,263)
Undistributed net realized gain	663,791
Net unrealized appreciation (depreciation) on:
Investments	1,771,811
Futures contracts	23,099
Swap contracts	(43,361)
Forward contracts	(190,658)
Securities sold short	(331,988)
Foreign currency translation	(2,378)
Purchased options	(118,155)
Written options	3,678
NET ASSETS	$74,670,326

CLASS A SHARES
Net assets	$130,806
Shares of beneficial interest outstanding (unlimited
number of shares authorized, $0.001 par value)	12,390
Net asset value, offering, and redemption price per share	$10.56
Maximum offering price per share ($10.56/0.95)(1)	$11.12

INSTITUTIONAL CLASS SHARES
Net assets	$74,539,520
Shares of beneficial interest outstanding (unlimited
number of shares authorized, $0.001 par value)	7,057,218
Net asset value, offering, and redemption price per share	$10.56

(1)Reflects a maximum sales charge of 5.00%.

The accompanying notes are an integral part of these financial statements.

COLLINS ALTERNATIVE SOLUTIONS FUND

Statement of Operations

For the Six Months Ended August 31, 2013 (Unaudited)

INVESTMENT INCOME
Dividend income(1)	$230,695
Interest income	135,497
TOTAL INVESTMENT INCOME	366,192
EXPENSES
Investment advisory fees	436,557
Dividend expense	66,510
Administration and accounting fees	52,871
Interest expenses	27,631
Federal and state registration fees	20,759
Audit and tax fees	14,737
Transfer agent fees and expenses	11,664
Chief Compliance Officer fees and expenses	10,571
Legal fees	10,433
Reports to shareholders	4,585
Custody fees	4,544
Trustees’ fees and related expenses	2,812
Distribution fees – Class A	21
Other expenses	3,852
TOTAL EXPENSES	667,547
Less waivers and reimbursement by Adviser (Note 4)	(15,628)
NET EXPENSES	651,919
NET INVESTMENT LOSS	(285,727)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investments	1,269,825
Futures contracts	(219,439)
Swap contracts	(416,992)
Forward contracts	604,746
Securities sold short	(159,241)
Foreign currency translation	(4,415)
Purchased options	(528,012)
Written options	(48,650)
497,822
Net change in unrealized appreciation (depreciation) on:
Investments	1,041,478
Futures contracts	57,860
Swap contracts	38,946
Forward contracts	(130,791)
Securities sold short	(209,479)
Foreign currency translation	2,226
Purchased options	(122,969)
Written options	(59,793)
617,478
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	1,115,300
NET INCREASE IN NET ASSETS FROM OPERATIONS	$829,573

(1)	Net of $772 in foreign withholding tax.

The accompanying notes are an integral part of these financial statements.

COLLINS ALTERNATIVE SOLUTIONS FUND

Statement of Changes in Net Assets

	Six Months
	Ended
	August 31,	Period Ended
	2013	February 28,
	(Unaudited)	2013(1)
FROM OPERATIONS
Net investment loss	$(285,727)	$(354,436)
Net realized gain (loss) on:
Investments	1,269,825	1,353,518
Futures contracts	(219,439)	2,415
Swap contracts	(416,992)	(122,800)
Forward contracts	604,746	617,817
Securities sold short	(159,241)	(982,902)
Foreign currency translation	(4,415)	62,652
Purchased options	(528,012)	(344,259)
Written options	(48,650)	198,774
Net change in unrealized appreciation (depreciation) on:
Investments	1,041,478	730,088
Futures contracts	57,860	(34,761)
Swap contracts	38,946	(82,307)
Forward contracts	(130,791)	(59,867)
Securities sold short	(209,479)	(122,509)
Foreign currency translation	2,226	(4,604)
Purchased options	(122,969)	4,814
Written options	(59,793)	63,471
	829,573	925,104
FROM DISTRIBUTIONS
Net investment income – Institutional Class	—	(100,566)
Net realized gain on investments – Institutional Class	—	(11,535)
Net decrease in net assets resulting from distributions paid	—	(112,101)
FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold – Institutional Class	46,552,542	29,463,650
Proceeds from shares sold – Class A(2)	132,600	—
Net asset value of shares issued to shareholders in
payment of distributions declared – Institutional Class	—	111,608
Payments for shares redeemed – Institutional Class	(2,380,273)	(852,377)
Net increase in net assets from capital share transactions	44,304,869	28,722,881
TOTAL INCREASE IN NET ASSETS	45,134,442	29,535,884
NET ASSETS:
Beginning of Period	29,535,884	—
End of Period	$74,670,326	$29,535,884
ACCUMULATED NET INVESTMENT (LOSS)/INCOME	$(133,263)	$186,086

(1)	Fund commenced operations on April 30, 2012.
(2)	The Class A shares commenced operations on July 31, 2013.

The accompanying notes are an integral part of these financial statements.

COLLINS ALTERNATIVE SOLUTIONS FUND

Financial Highlights

Per Share Data for a Share Outstanding Throughout the Period

Institutional Class
	Six Months
	Ended	Period
	August 31,	Ended
	2013	February 28,
	(Unaudited)	2013(1)
Net Asset Value, Beginning of Period	$10.31	$10.00

Income from investment operations:
Net investment loss(2)	(0.07)	(0.14)
Net realized and unrealized gain on investments	0.32	0.49
Total from investment operations	0.25	0.35

Less distributions paid:
From net investment income	—	(0.04)
From net realized gain on investments	—	— (3)
Total distributions paid	—	(0.04)

Net Asset Value, End of Period	$10.56	$10.31

Total return(4)(5)	2.42%	3.52%

Supplemental Data and Ratios:
Net assets, end of period (000’s)	$74,539	$29,536

Ratio of expenses to average net assets:
Before waivers and reimbursements of expenses(6)	2.98%	3.68%
Excluding dividends, amortization and
interest expense on short positions(6)	2.56%	3.02%
After waivers and reimbursements of expenses(6)	2.91%	3.15%
Excluding dividends, amortization and
interest expense on short positions(6)	2.49%	2.49%

Ratio of net investment loss to average net assets:
Before waivers and reimbursements of expenses(6)(7)	(1.35)%	(2.20)%
After waivers and reimbursements of expenses(6)(7)	(1.28)%	(1.67)%
Portfolio turnover rate(5)(8)	72.15%	153.74%

(1)	Fund commenced operations on April 30, 2012.
(2)	Per share net investment loss was calculated using average shares outstanding.
(3)	Less than 0.05 cent per share.
(4)	Total return in the table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(5)	Not annualized.
(6)	Annualized.
(7)	The net investment loss ratios include dividends, amortization and interest expense on short positions.
(8)	Consists of long-term investments only; excludes securities sold short and derivative instruments.

The accompanying notes are an integral part of these financial statements.

COLLINS ALTERNATIVE SOLUTIONS FUND

Financial Highlights

Per Share Data for a Share Outstanding Throughout the Period

Class A
Period Ended
August 31, 2013(1)
(Unaudited)
Net Asset Value, Beginning of Period	$10.74

Income from investment operations:
Net investment loss(2)	(0.02)
Net realized and unrealized gain on investments	(0.16)
Total from investment operations	(0.18)

Net Asset Value, End of Period	$10.56

Total return(3)(4)	(1.68)%

Supplemental Data and Ratios:
Net assets, end of period (000’s)	$131

Ratio of expenses to average net assets:
Before waivers and reimbursements of expenses(5)	3.07%
Excluding dividends, amortization and
interest expense on short positions(5)	2.69%
After waivers and reimbursements of expenses(5)	3.07%
Excluding dividends, amortization and
interest expense on short positions(5)	2.69%

Ratio of net investment loss to average net assets:
Before waivers and reimbursements of expenses(5)(6)	(1.73)%
After waivers and reimbursements of expenses(5)(6)	(1.73)%
Portfolio turnover rate(4)(7)	72.15%

(1)	Fund commenced operations on July 31, 2013.
(2)	Per share net investment loss was calculated using average shares outstanding.
(3)	Total return in the table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(4)	Not annualized.
(5)	Annualized.
(6)	The net investment loss ratios include dividends, amortization and interest expense on short positions.
(7)	Consists of long-term investments only; excludes securities sold short and derivative instruments.

The accompanying notes are an integral part of these financial statements.

COLLINS ALTERNATIVE SOLUTIONS FUND
Notes to Financial Statements
August 31, 2013 (Unaudited)

(1)	Organization

Trust for Professional Managers (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated May 29, 2001.  The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.  The Collins Alternative Solutions Fund (the “Fund”) represents a distinct diversified series with its own investment objectives and policies within the Trust.  The investment objective of the Fund is long-term capital appreciation through absolute returns while maintaining a low correlation over time with the major equity and bond markets.  The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value.  The assets of the Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held.  The Fund became effective on April 30, 2012 and commenced operations on April 30, 2012 and July 31, 2013 for the Institutional Class and Class A shares, respectively.  Each class of shares has identical rights and privileges except with respect to distribution fees, and voting rights on matters affecting a single class of shares.  Costs incurred by the Fund in connection with the organization, registration and the initial public offering of shares were paid by Collins Capital Investments, LLC (the “Adviser”), the Fund’s investment adviser.

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements.  These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

(a)	Investment Valuation

Each security owned by the Fund that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued.  When the security is listed on more than one exchange, the Fund will use the price of the exchange that the Fund generally considers to be the principal exchange on which the stock is traded.

Fund securities including common stocks, convertible preferred stocks, exchange traded funds and rights, listed on the NASDAQ Stock Market, Inc. (“NASDAQ”) will be valued at the NASDAQ Official Closing Price (“NOCP”), which may not necessarily represent the last sale price.  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation.  If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the bid and ask prices on such day and will generally be classified as Level 2.  When market quotations are not readily available, any security or other asset is valued at its fair value as determined under procedures approved by the Trust’s Board of Trustees.  These fair value procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual fair value.  The intended effect of using fair value pricing procedures is to ensure that the Fund is accurately priced.

COLLINS ALTERNATIVE SOLUTIONS FUND
Notes to Financial Statements (Continued)
August 31, 2013 (Unaudited)

Debt securities other than short-term instruments are valued at the mean between the closing bid and ask prices provided by a pricing service (“Pricing Service”).  If the closing bid and ask prices are not readily available, the Pricing Service may provide a price determined by a matrix pricing method or other analytical pricing models.  The Funds’ Pricing Services use multiple valuation techniques to determine fair value.  In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value.  In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value and generally will be classified as Level 2.  Fixed income securities including corporate bonds, convertible bonds and bank loans are normally valued on the basis of quotes obtained from brokers and dealers or a Pricing Service.  Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.  Fixed income securities purchased on a delayed-delivery basis are typically marked to market daily until settlement at the forward settlement date.  Short-term debt securities such as commercial paper, bankers acceptances and U.S. Treasury Bills, having a maturity of less than 60 days are valued at amortized cost.  If a short-term debt security has a maturity of greater than 60 days, it is valued at market price.  Any discount or premium is accreted or amortized on a straight-line basis until maturity.

Exchange-traded options are valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”).  NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace.  Specifically, composite pricing looks at the last trades on the exchanges where the options are traded.  If there are no trades for the option on a given business day, composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded and will generally be classified as Level 2.  Futures contracts are valued at the last sale price at the closing of trading on the relevant exchange or board of trade.  If there was no sale on the applicable exchange or board of trade on such day, they are valued at the average of the quoted bid and ask prices as of the close of such exchange of board of trade.

Over-the-counter financial derivative instruments, such as foreign currency contracts, futures, or swaps agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors.  These contracts are normally valued on the basis of broker dealer quotations or a Pricing Service at the settlement price determined by the relevant exchange.  Depending on the product and the terms of the transaction, the value of the derivative contracts can be estimated by a pricing service provider using a series of techniques, including simulation pricing

COLLINS ALTERNATIVE SOLUTIONS FUND
Notes to Financial Statements (Continued)
August 31, 2013 (Unaudited)

models.  The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends and exchange rates.  Derivatives that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Forward currency contracts are presented at fair value measured by the difference between the forward exchange rates (“forward rates”) at the dates of the entry into the contracts and the forward rates at the reporting date, and such differences are included in the Statement of Assets and Liabilities.

Swap agreements are generally traded over the counter and are valued by a Pricing Service using observable inputs.  In the event the Adviser determines the price of a swap in this manner does not represent market value, the fair value of the subject swap shall be determined in accordance with the Trust’s fair value procedures.

Redeemable securities issued by open-end, registered investment companies, including money market funds, are valued at the net asset value (“NAV”) of such companies for purchase and/or redemption orders placed on that day.

Financial Accounting Standards Board (“FASB”) Accounting Standards Codification, “Fair Value Measurements and Disclosures” Topic 820 (“ASC 820”), establishes an authoritative definition of fair value and sets out a hierarchy for measuring fair value.  ASC 820 requires an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the security such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value.  ASC 820 also requires enhanced disclosure regarding the inputs and valuation techniques used to measure fair value in those instances as well as expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical securities.
Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s investments carried at fair value as of August 31, 2013:

COLLINS ALTERNATIVE SOLUTIONS FUND
Notes to Financial Statements (Continued)
August 31, 2013 (Unaudited)

	Level 1	Level 2	Level 3(3)	Total
Assets(1):
Common Stocks	$25,760,913	$—	$—	$25,760,913
Corporate Bonds	—	5,236,561	—	5,236,561
Convertible Bonds	—	4,668,170	—	4,668,170
Exchange-Traded Funds	10,428,230	—	—	10,428,230
Purchased Options	341,536	90	—	341,626
Real Estate Investment Trusts	317,301	—	—	317,301
Rights	77,549	—	—	77,549
Mutual Funds	3,670,463	—	—	3,670,463
Short-Term Investments	24,876,945	—	—	24,876,945
Total Assets	$65,472,937	$9,904,821	$—	$75,377,758
Liabilities:
Securities Sold Short	$11,450,533	$—	$—	$11,450,533
Written Options	349,308	134,145	—	483,453
Total Liabilities	$11,799,841	$134,145	$—	$11,933,986
Other Financial Instruments(2)	$(20,262)	$(190,658)	$—	$(210,920)

(1)	See the Schedule of Investments for industry classifications
(2)
Other financial instruments are futures contracts, swap contracts and forward contracts not reflected in the Schedule of Investments, which are reflected at the net unrealized appreciation (depreciation) on the instrument.

(3)
The Fund measures Level 3 activity as of the beginning and end of each financial reporting period.  For the period ended August 31, 2013, the Fund did not have unobservable inputs (Level 3 securities) used in determining fair value.  Therefore, a reconciliation of assets and liabilities in which significant inputs (Level 3 securities) were used in determining fair value is not applicable.

The Fund did not invest in any Level 3 securities during the period ended August 31, 2013. It is the Fund’s policy to record transfers between levels at the end of the reporting period.
(b)	Foreign Securities and Currency Transactions

Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation.  Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Fund does not isolate the portion of the results of operations from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.  Realized foreign exchange gains or losses arising from sales of portfolio securities and sales and maturities of short-term securities are reported within realized gain (loss) on investments.  Net unrealized foreign exchange gains and losses arising from changes in the values of investments in securities from fluctuations in exchange rates are reported within unrealized gain (loss) on investments.

COLLINS ALTERNATIVE SOLUTIONS FUND
Notes to Financial Statements (Continued)
August 31, 2013 (Unaudited)

Investments in foreign securities entail certain risks.  There may be a possibility of nationalization or expropriation of assets, confiscatory taxation, political or financial instability, and diplomatic developments that could affect the value of the Fund’s investments in certain foreign countries.  Since foreign securities normally are denominated and traded in foreign currencies, the value of the Fund’s assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, foreign withholding taxes, and restrictions or prohibitions on the repatriation of foreign currencies.  There may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers.

(c) Derivative Instruments

GAAP requires enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.

The Fund invested in derivative instruments such as purchased options, written options, forward currency contracts, swap contacts and futures contracts during the period.
The fair value of derivative instruments as reported within the Statement of Assets and Liabilities as of August 31, 2013:

	Asset Derivatives
Derivatives not accounted	Statement of
for as hedging instruments	Assets and Liabilities Location	Value
Equity Contracts – Options	Investments, at value	$303,320
Foreign Exchange
Contracts – Options	Investments, at value	$38,306
Interest Rate	Net assets– Unrealized
Contracts – Futures	appreciation on futures*	41,131
Equity Contracts –	Net assets– Unrealized
Futures	appreciation on futures*	1,735
Foreign Exchange	Unrealized appreciation on
Contracts – Forwards	forward currency contracts	1,617,201
Interest Rate	Unrealized appreciation on
Contracts – Swaps	open swap contracts	13,519
Total		$2,015,212

COLLINS ALTERNATIVE SOLUTIONS FUND
Notes to Financial Statements (Continued)
August 31, 2013 (Unaudited)

	Liability Derivatives
Derivatives not accounted	Statement of
for as hedging instruments	Assets and Liabilities Location	Value
Equity Contracts – Options	Written options, at value	$459,425
Foreign Exchange
Contracts – Options	Written options, at value	$24,028
Equity Contracts –	Net assets– Unrealized
Futures	depreciation on futures*	(19,767)
Foreign Exchange	Unrealized depreciation on
Contracts – Forwards	forward currency contracts	1,807,859
Interest Rate	Unrealized depreciation on
Contracts – Swaps	open swap contracts	(56,880)
Total		$2,214,665

*
Reflects cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Schedule of Open Futures Contracts.  Only the current days variation margin is reflected in the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the period ended August 31, 2013:

	Amount of Realized Gain or (Loss) on
	Derivatives Recognized in Income
Derivatives not					Forward
accounted for as	Purchased	Written	Futures	Swap	Currency
hedging instruments	Options	Options	Contracts	Contracts	Contracts	Total
Interest Rate Contracts	$—	$—	$(32,930)	$(240,775)	$—	$(273,705)
Foreign Exchange
Contracts	(302,555)	86,090	—	—	604,746	388,281
Commodity Contracts	—	—	(84,273)	—	—	(84,273)
Equity Contracts	(225,457)	(134,740)	(102,236)	—	—	(462,433)
Volatility Contracts	—	—	—	(46,342)	—	(46,342)
Credit Contracts	—	—	—	(129,875)	—	(129,875)
Total	$(528,012)	$(48,650)	$(219,439)	$(416,992)	$604,746	$(608,347)

COLLINS ALTERNATIVE SOLUTIONS FUND
Notes to Financial Statements (Continued)
August 31, 2013 (Unaudited)

	Change in Unrealized Appreciation or (Depreciation)
	on Derivatives Recognized in Income
Derivatives not					Forward
accounted for as	Purchased	Written	Futures	Swap	Currency
hedging instruments	Options	Options	Contracts	Contracts	Contracts	Total
Interest Rate Contracts	$—	$—	$49,434	$(43,276)	$—	$6,158
Foreign Exchange
Contracts	(175,334)	(44,450)	—	—	(130,791)	(350,575)
Commodity Contracts	—	—	22,521	—	—	22,521
Equity Contracts	52,365	(15,344)	(14,095)	—	—	22,926
Volatility Contracts	—	—	—	36,717	—	36,717
Credit Contracts	—	—	—	45,505	—	45,505
Total	$(122,969)	$(59,794)	$57,860	$38,946	$(130,791)	$(216,748)

The Fund is subject to various Master Netting Arrangements, which govern the terms of certain transactions with select counterparties. The Master Netting Arrangements allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty. The Master Netting Arrangements also specify collateral posting arrangements at pre-arranged exposure levels.  Under the Master Netting Arrangements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Netting Arrangement with a counterparty in a given account exceeds a specified threshold depending on the counterparty and the type of Master Netting Arrangement.

Assets:
		Gross	Net
		Amounts	Amounts
		Offset	Presented	Gross Amounts not
		in the	in the	offset in the Statement
	Gross	Statement	Statement	of Assets and Liabilities
	Amounts of	of Assets	of Assets		Collateral
	Recognized	and	and	Financial	Received	Net
	Assets	Liabilities	Liabilities	Instruments	(Pledged)	Amount
Description
Futures
Contracts	$42,866	$19,767	$23,099	$—	$23,099	$—
Total Return
Swap Contracts	13,519	—	13,519	13,519	—	—
Forward
Contracts	1,617,200	—	1,617,200	1,617,200	—	—
	$1,673,585	$19,767	$1,653,818	$1,630,719	$23,099	$—

COLLINS ALTERNATIVE SOLUTIONS FUND
Notes to Financial Statements (Continued)
August 31, 2013 (Unaudited)

Liabilities:
		Gross	Net
		Amounts	Amounts
		Offset	Presented	Gross Amounts not
		in the	in the	offset in the Statement
	Gross	Statement	Statement	of Assets and Liabilities
	Amounts of	of Assets	of Assets		Collateral
	Recognized	and	and	Financial	Pledged	Net
	Liabilities	Liabilities	Liabilities	Instruments	(Received)	Amount
Description
Written Options	$483,453	$—	$483,453	$—	$483,453	$—
Futures
Contracts	19,767	(19,767)	—	—	—	—
Total Return
Swap Contracts	56,880	—	56,880	56,880	—	—
Forward
Contracts	1,807,859	—	1,807,859	1,807,859	—	—
	$2,367,959	$(19,767)	$2,348,192	$1,864,739	$483,453	$—

Options

The Fund is subject to equity price risk and foreign currency fluctuations in the normal course of pursuing its investment objectives.  The Fund enters into written call options to hedge against changes in the value of equities.  The writing of call options is intended to reduce the volatility of the portfolio and to earn premium income.  Written call options expose the Fund to minimal counterparty credit risk since they are exchange traded and the exchange’s clearing house guarantees the options against default.  The Fund may also purchase put options to provide protection against adverse price effects from anticipated changes in prices of securities.  In addition, the Fund enters into purchased put options to hedge against changes in the value of written put options.

The Fund may purchase and write call and put options on securities and indices and enter into related closing transactions.

When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written.  Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from options written.  The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss.  If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or a loss.  If a put option is exercised, the premium is deducted from the cost basis of the security purchased.  The Fund, as

COLLINS ALTERNATIVE SOLUTIONS FUND
Notes to Financial Statements (Continued)
August 31, 2013 (Unaudited)

writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.  When purchasing options, the Fund will recognize a realized loss equal to the premium paid to purchase the option, if the option expires unexercised.  The difference between the proceeds received on effecting a closing sale transaction and the premium paid will be recognized as a realized gain or loss.  If a put option is exercised, the premium paid is deducted from the proceeds on the sale of the underlying security in determining whether the Fund has a realized gain or loss.

Transactions in options written during the period ended August 31, 2013 were as follows:

	Notional
	Amount	Contracts	Premiums
Call Options
Outstanding, Beginning of period	4,990,000	49	$242,407
Options written	13,630,000	802	813,807
Options terminated in closing transactions	(2,140,000)	(288)	(596,672)
Options exercised	—	(8)	(29,293)
Options expired	(11,680,000)	(476)	(118,530)
Outstanding, end of period	4,800,000	79	$311,719

	Notional
	Amount	Contracts	Premiums
Put Options
Outstanding, Beginning of period	6,900,000	27	$126,409
Options written	4,225,000	257	587,846
Options terminated in closing transactions	—	(216)	(469,640)
Options expired	(9,250,000)	—	(69,203)
Outstanding, end of period	1,875,000	68	$175,412

As of August 31, 2013, deposits with broker which served as collateral for options written was $95,589.
Transactions in purchased options during the period ended August 31, 2013 were as follows:

	Notional
	Amount	Contracts
Outstanding, Beginning of period	17,784,500	292
Options purchased	36,207,230	887
Options terminated in closing transactions	(7,812,000)	(418)
Options expired	(37,629,730)	(257)
Outstanding, end of period	8,550,000	504

COLLINS ALTERNATIVE SOLUTIONS FUND
Notes to Financial Statements (Continued)
August 31, 2013 (Unaudited)

Futures and Forward Currency Contracts

The Fund may enter into foreign currency forward exchange contracts.  When entering into a forward currency contract, the Fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price at a future date.  The market value of the contract fluctuates with changes in currency exchange rates.  The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss.  The Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The Fund may enter into futures contracts traded on domestic exchanges, including stock index futures contracts.  Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected.  Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract.  Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains and losses.  When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.  A stock index futures contract does not involve the physical delivery of the underlying stocks in the index.  As collateral for futures contracts, the Fund is required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities.  This collateral is required to be adjusted daily to reflect the market value of the purchase obligation for long futures contracts or the market value of the instrument underlying the contract, but not less than the market price at which the futures contract was established, for short futures contracts.  At August 31, 2013, deposits at broker for futures contracts amounted to $974,358.  The risks inherent in the use of futures contracts include 1) adverse changes in the value of such instruments and 2) the possible absence of a liquid secondary market for any particular instrument at any time.  Futures contracts also expose the Fund to counterparty credit risk.  The Fund will not enter into these contracts unless it owns either 1) an offsetting position in the securities or 2) cash and liquid assets with a value marked-to-market daily, sufficient to cover their potential obligations.

The average monthly notional amounts during the period were as follows:

	Futures Contracts	Forward Currency Contracts
Long	$3,218,006	$108,323,376
Short	$2,998,664	$107,867,478

Swap Agreements

The Fund is subject to equity price, foreign exchange rate, credit, and volatility risk in the normal course of pursuing its investment objective.  The Fund may enter into various swap transactions for investment purposes to manage equity risk.  These would be two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular pre-determined

COLLINS ALTERNATIVE SOLUTIONS FUND
Notes to Financial Statements (Continued)
August 31, 2013 (Unaudited)

investments or instruments.  The gross returns to be exchanged or “swapped” between parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index or market segment.  Changes in the value of swap agreements are recognized as unrealized gains or losses in the “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day.  Payments received or paid at the beginning of the agreement are referred to as upfront payments.  The Fund amortizes upfront payments and/or accrues for the fixed payment stream on swap agreements on a daily basis with the net amount recorded as a component of unrealized gain or loss until contracts are closed or payments are received/paid and recognized as income.  A liquidation payment received or made at the termination of the swap agreement is recorded as a realized gain or loss on the Statement of Operations.  The Fund segregates liquid securities having a value at least equal to the amount of its current obligation under any swap transaction.  At August 31, 2013, the Fund did not have any deposits with brokers to serve as collateral for swap contracts.  Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk.  The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract’s remaining life, to the extent that amount is positive.

The Fund may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate issuers or indexes or to create exposure to corporate issuers or indexes to which it is not otherwise exposed.  In a credit default swap, the protection buyer makes a stream of payments based on a fixed percentage applied to the contract notional amount to the protection seller in exchange for the right to receive a specified return upon the occurrence of a defined credit event on the reference obligation which may be either a single security or a basket of securities issued by corporate or sovereign issuers.  Although contract-specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.  Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain (for protection written) or loss (for protection sold) in the Statement of Operations.  In the case of credit default swaps where each Fund is selling protection, the notional amount approximates the maximum loss.

As of August 31, 2013, there were four swap contracts outstanding.  For the period ended August 31, 2013, the Fund recorded net realized losses of $416,992 resulting from swap activity.  The average monthly notional amount of swaps during the period was $59,711,518 for long positions and $0 for short positions.

(d)	Short Positions
The Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When the Fund sells a security short, it must borrow the

COLLINS ALTERNATIVE SOLUTIONS FUND
Notes to Financial Statements (Continued)
August 31, 2013 (Unaudited)

security sold short and deliver it to the broker-dealer through which it made the short sale.  A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.  For financial statement purposes, an amount equal to the settlement amount is included in the Statement of Assets and Liabilities as a liability.  The amount of the liability is subsequently marked-to-market to reflect the current value of the short positions.  Subsequent fluctuations in the market prices of the securities sold, but not yet purchased, may require purchasing the securities at prices which could differ from the amount reflected in the Statement of Assets and Liabilities.  The Fund is liable for any dividends or interest payable on securities while those securities are in a short position.  Such amounts are recorded on the ex-dividend date as a dividend expense.  As collateral for its short positions, the Fund is required under the 1940 Act to maintain segregated assets consisting of cash, cash equivalents or liquid securities.  The segregated assets are valued consistent with Note 2a above.  The amount of segregated assets is required to be adjusted daily to reflect changes in the fair value of the securities sold short.  At August 31, 2013, the Fund had deposits with brokers of $9,929,655 which served as collateral for securities sold short.  The Fund’s deposit with broker for securities sold short is with Goldman Sachs.

(e)	Federal Income Taxes

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes.  Therefore, no federal income tax provision has been provided.

As of and during the period ended February 28, 2013, the Fund did not have a liability for any unrecognized tax benefits.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.  During the period ended February 28, 2013, the Fund did not incur any interest or penalties. The Fund is subject to examination by U.S. federal taxing authorities for the tax periods since the commencement of operations.

(f)	Distributions to Shareholders

In general, the Fund will distribute any net investment income and any net realized long- or short-term capital gains at least annually.  Distributions from net realized gains for book purposes may include short-term capital gains.  All short-term capital gains are included in ordinary income for tax purposes.  Distributions to shareholders are recorded on the ex-dividend date.  The Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements.

Income and capital gain distributions may differ from GAAP, primarily due to timing differences in the recognition of income and gains and losses by the Fund.  To the extent that these differences are attributable to permanent book and tax accounting differences, they are reclassified in the components of net assets.

COLLINS ALTERNATIVE SOLUTIONS FUND
Notes to Financial Statements (Continued)
August 31, 2013 (Unaudited)

(g)	Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

(h)	Share Valuation

The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent.  The Fund’s shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading.

(i)	Expenses
Expenses associated with a specific fund in the Trust are charged to that fund. Common expenses are typically allocated evenly between the funds of the Trust, or other equitable means.
(j)	Other

Investment transactions are recorded on the trade date.  The Fund determines the gain or loss from investment transactions using the specific identification method by comparing the original cost of the security lot sold with the net sale proceeds.  Dividend income and expense is recognized on the ex-dividend date and interest income and expense is recognized on an accrual basis.

(3)	Federal Tax Matters
The tax character of distributions paid during the period ended February 28, 2013 was as follows:

February 28, 2013
Ordinary Income	$100,566
Long-Term Capital Gain	$11,535

COLLINS ALTERNATIVE SOLUTIONS FUND
Notes to Financial Statements (Continued)
August 31, 2013 (Unaudited)

As of February 28, 2013, the components of accumulated earnings on a tax basis were as follows:

Cost basis of investments for federal income tax purposes	$29,146,361
Gross tax unrealized appreciation	840,821
Gross tax unrealized depreciation	(150,501)
Net tax unrealized appreciation on investments	$690,320
Net tax unrealized depreciation on forward contracts,
foreign currency, swaps, futures and short sells	(108,192)
Total net unrealized appreciation	582,128
Undistributed ordinary income	207,929
Undistributed long-term capital gain	369
Total distributable earnings	$208,298
Other accumulated losses	22,577
Total accumulated gains	$813,003

The tax basis of investments for tax and financial reporting purposes differs principally due to the deferral of losses on wash sales, and investments in partnerships and contingent payment debt instruments.

GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the period ended February 28, 2013, the following reclassifications were made for permanent tax differences on the Statement of Assets and Liabilities.

Accumulated Undistributed Net Investment Income/(Loss)	$641,088
Accumulated Net Realized Gain/(Loss)	$(641,088)

On December 31, 2012, the Fund declared and paid distributions from ordinary income and long-term capital gains of $100,566 and $11,535, respectively, to the shareholders of record on December 28, 2012.

(4)	Investment Adviser

The Trust has an Investment Advisory Agreement (the “Agreement”) with the Adviser to furnish investment advisory services to the Fund.  Under the terms of the Agreement, the Trust, on behalf of the Fund, compensates the Adviser for its management services at the annual rate of 1.95% of the Fund’s average daily net assets.

The Adviser has contractually agreed to waive its management fee and/or reimburse the Fund’s other expenses at least through April 30, 2015, at the discretion of the Adviser and the Board of Trustees, to the extent necessary to ensure that the Fund’s total operating expenses (exclusive of front-end or contingent deferred sales loads, taxes, leverage, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividends or interest expenses on short positions,

COLLINS ALTERNATIVE SOLUTIONS FUND
Notes to Financial Statements (Continued)
August 31, 2013 (Unaudited)

acquired fund fees and expenses and extraordinary items) do not exceed 2.49% and 2.74% (the “Expense Limitation Cap”) of the Fund’s average daily net assets of the Institutional Class shares and Class A shares, respectively.  For the period ended August 31, 2013, expenses of $15,628 were waived or reimbursed by the Adviser.  Any such waiver or reimbursement is subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than the Expense Limitation Cap; provided, however, that the Adviser shall only be entitled to recoup such amounts over the following three fiscal years.

The following table shows the remaining waived or reimbursed expenses subject to potential recovery expiring:

February 28, 2016	$112,645
August 31, 2016	$15,628

Sub-advisory services are provided to the Fund, pursuant to agreements between the Adviser and the below listed sub-advisers.  Under the terms of these sub-advisory agreements, the Adviser compensates the sub-advisers based on the portion of the Fund’s average daily net assets which they have been allocated to manage.

Clinton Group, Inc.
The Cambridge Strategy (Asset Management) Limited
Pinebank Asset Management, LP
Stadion Money Management, LLC
Whitebox Advisors LLC
(5)	Related Party Transactions

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”) acts as the Fund’s Administrator and Fund Accountant under an Administration Agreement.  The Administrator performs various administrative and accounting services including preparing various federal and state regulatory filings, reports and returns for the Fund; preparing reports and materials to be supplied to the Trustees; monitoring the activities of the Fund’s custodian, transfer agent and accountants; coordinating the preparation and payment of the Fund’s expenses; and reviewing the Fund’s expense accruals.  For the period ended August 31, 2013, the Fund incurred $52,871 in administration and accounting fees.  At August 31, 2013, the Administrator was owed fees of $13,952.

USBFS also serves as the transfer agent to the Fund.  U.S. Bank, N.A. (“U.S. Bank”), an affiliate of USBFS, serves as the Fund’s custodian.  For the period ended August 31, 2013, the Fund incurred $11,664, and $4,544 in transfer agency and custody fees, respectively.  At August 31, 2013, the Fund owed fees of $4,965, and $1,054 for transfer agency and custody fees, respectively.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of USBFS and U.S. Bank.
The Fund also has a line of credit with U.S. Bank (see Note 9).

COLLINS ALTERNATIVE SOLUTIONS FUND
Notes to Financial Statements (Continued)
August 31, 2013 (Unaudited)

Certain officers of the Fund are also employees of USBFS. A Trustee of the Trust is affiliated with USBFS and U.S. Bank. This same Trustee is an interested person of the Distributor.

The Trust’s Chief Compliance Officer is also an employee of USBFS.  For the period ended August 31, 2013, the Fund was allocated $10,571 of the Trust’s Chief Compliance Officer fee.  At August 31, 2013, the Fund owed fees of $3,566 to USBFS for Chief Compliance Officer’s services.

(6)	Capital Share Transactions
Transactions in shares of the Fund were as follows:

Institutional Class
	Six Months Ended	Period Ended
	August 31, 2013	February 28, 2013(1)
Shares sold	4,418,681	2,936,256
Shares reinvested	—	10,931
Shares redeemed	(225,160)	(83,490)
Net increase	4,193,521	2,863,697

(1) The Fund commenced operations on April 30, 2012.

Class A
		Period Ended
		August 31, 2013(2)
Shares sold		12,390
Net increase		12,390

(2) The Fund commenced operations on July 31, 2013.

(7)	Investment Transactions

The aggregate purchases and sales of securities, excluding short-term investments, securities sold short and derivative instruments for the Fund for the period ended August 31, 2013, were $47,771,108 and $20,978,285, respectively.  There were no purchases or sales of U.S. government securities for the Fund.

(8)	Beneficial Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the Fund, under Section 2(a)(9) of the 1940 Act.  At August 31, 2013, Charles Schwab and Co., Inc., for the benefit of its customers, held 77.27% of the Fund’s outstanding Institutional Class shares.  At August 31, 2013, Collins Capital Investments, LLC, for the benefit of its customers, held 75.15% of the Fund’s outstanding Class A shares.

COLLINS ALTERNATIVE SOLUTIONS FUND
Notes to Financial Statements (Continued)
August 31, 2013 (Unaudited)

(9)	Line of Credit

The Fund has a line of credit with maximum borrowing for the lessor of 33.33% of the Fund’s net assets or $3,000,000, which matures on August 15, 2014.  This unsecured line of credit is intended to provide short-term financing, if necessary, and subject to certain restrictions, in connection with shareholder redemptions.  Interest will be accrued at the prime rate of 3.25% as of August 31, 2013. The credit facility is with the Fund’s custodian, U.S. Bank.  During the six months ended August 31, 2013, the Fund had borrowings on the line of credit on six days, with an average borrowing and interest rate on those days of $159,833 and 3.25%, respectively.  Interest expense of $87 incurred during the period is included within other expenses on the Statement of Operations.  The April 2, 2013 balance of $315,000 was the maximum amount of borrowings during the six months ended August 31, 2013.

COLLINS ALTERNATIVE SOLUTIONS FUND
Basis for Trustees’ Approval of Investment Advisory Agreement

The Board of Trustees (the “Trustees”) of Trust for Professional Managers (the “Trust”) met on August 23, 2013 to consider the renewal of the Investment Advisory Agreement (the “Agreement”) between the Trust, on behalf of the Collins Alternative Solutions Fund (the “Fund”), a series of the Trust, and Collins Capital Investments, LLC the Fund’s investment adviser (the “Adviser” or “Collins Capital”).  The Trustees also met at a prior meeting held on June 20, 2013 (the “June 20, 2013 Meeting”) to review materials related to the renewal of the Agreement.  Prior to these meetings, the Trustees requested and received materials to assist them in considering the renewal of the Agreement.  The materials provided contained information with respect to the factors enumerated below, including a copy of the Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the renewal of the Agreement, detailed comparative information relating to the Fund’s performance, as well as the management fees and other expenses of the Fund, due diligence materials relating to the Adviser (including a due diligence questionnaire completed on behalf of the Fund by the Adviser, the Adviser’s Form ADV, select financial statements of the Adviser, bibliographic information of the Adviser’s key management and compliance personnel, comparative fee information for the Fund and the Adviser’s other separately-managed accounts and a summary detailing key provisions of the Adviser’s written compliance program, including its code of ethics) and other pertinent information.  The Trustees also received information periodically throughout the year that was relevant to the Agreement renewal process, including performance, management fee and other expense information.  Based on their evaluation of the information provided by the Adviser, in conjunction with the Fund’s other service providers, the Trustees, by a unanimous vote (including a separate vote of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)), approved the continuation of the Agreement for an additional one-year term ending August 31, 2014.

DISCUSSION OF FACTORS CONSIDERED

In considering the renewal of the Agreement and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

1.NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED TO THE FUND

The Trustees considered the nature, extent and quality of services provided by Collins Capital to the Fund and the amount of time devoted by Collins Capital’s staff to the Fund’s operations.  The Trustees considered Collins Capital’s specific responsibilities in all aspects of day-to-day management of the Fund, including its recommendations with respect to the hiring, termination or replacement of the Fund’s sub-advisers and its oversight of the investment strategies implemented by the Fund’s sub-advisers.  The Trustees also considered the qualifications, experience and responsibilities of Dorothy C. Weaver and Stephen T. Mason, the individuals from Collins Capital serving as portfolio managers to the Fund, and other key personnel at Collins Capital who are involved in the day-to-day activities of the Fund.  The Trustees reviewed the structure of Collins Capital’s

COLLINS ALTERNATIVE SOLUTIONS FUND
Basis for Trustees’ Approval of Investment Advisory Agreement
(Continued)

compliance program and Collins Capital’s marketing goals and its commitment to the growth of Fund assets.  The Trustees reviewed information provided by Collins Capital in a due diligence summary, including the structure of Collins Capital’s compliance program and Collins Capital’s marketing activity and goals and its continuing commitment to the growth of the Fund’s assets.  The Trustees noted that during the course of the prior year they had met with representatives of Collins Capital in person to discuss the Funds’ performance and outlook, along with the marketing and compliance efforts made by Collins Capital.  The Trustees also noted any services that extended beyond portfolio management, and they considered the trading capability of Collins Capital.  The Trustees discussed in detail Collins Capital’s handling of compliance matters, including the reports of the Trust’s chief compliance officer to the Trustees on the effectiveness of Collins Capital’s compliance program and oversight of the compliance programs of the Fund’s sub-advisers.  The Trustees concluded that Collins Capital had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Agreement and managing the Fund under the “manager of managers” structure and that the nature, overall quality and extent of the management services provided to the Funds, as well as Collins Capital’s compliance program, were satisfactory and reliable.

2.INVESTMENT PERFORMANCE OF THE FUND AND THE ADVISER

The Trustees discussed the performance of the Fund for the year-to-date and one-year periods ended April 30, 2013.  In assessing the quality of the management services delivered by Collins Capital, the Trustees also compared the short-term and long-term performance of the Fund on both an absolute basis and in comparison to a benchmark index (the S&P 500 TR Index) and a peer group of U.S. open-end multialternative funds, as constructed by data presented by Morningstar, Inc. (the “Morningstar Peer Group”).  The Trustees also reviewed information on the historical performance of other separately-managed accounts of the Adviser that were similar to the Fund in terms of investment strategy.

The Trustees noted that for the year-to-date and one-year periods ended April 30, 2013, the Fund’s performance fell within the fourth quartile and third quartile, respectively, and lagged the Morningstar Peer Group medians.  The Trustees noted that the Fund underperformed the benchmark index for the since-inception year period ended December 31, 2012 and year-to-date period ended March 31, 2013.

In addition to the foregoing, the Trustees also compared the short-term and long-term performance of the Fund in comparison to a peer group of U.S. multi-alternative open-end funds limited only to sub-advised funds (the “Morningstar Sub-Advised Peer Group”).  The Trustees noted that the Fund’s performance for the year-to-date and one-year periods ended April 30, 2013 lagged the Morningstar Sub-Advised Peer Group medians, falling into the third quartile.

After considering all of the information, the Trustees concluded that the performance obtained by Collins Capital for the Fund was satisfactory under current market conditions and that Collins Capital has developed the necessary expertise and resources in selecting

COLLINS ALTERNATIVE SOLUTIONS FUND
Basis for Trustees’ Approval of Investment Advisory Agreement
(Continued)

and managing the Fund’s sub-advisers to provide investment advisory services in accordance with the Fund’s investment objective and strategies.  Although past performance is not a guarantee or indication of future results, the Trustees determined that the Fund and its shareholders were likely to benefit from Collins Capital’s continued management.

3.COSTS OF SERVICES PROVIDED AND PROFITS REALIZED BY THE ADVISER

The Trustees considered the cost of services and the structure of Collins Capital’s fees, including a review of the expense analyses and other pertinent material with respect to the Fund.  The Trustees reviewed the related statistical information and other materials provided, including the comparative expenses, expense components and peer group selections.  The Trustees considered the cost structure of the Fund relative to the Morningstar Peer Group and Morningstar Sub-Advised Peer Group, as well as the fee waivers and expense reimbursements of Collins Capital.  In reviewing the Fund’s fees and total expense structure, the Trustees took into account the Fund’s “manager of managers” structure, noting that Collins Capital pays the Fund’s sub-advisory fees out of its own management fees, and that the Fund is not directly responsible for payment of any sub-advisory fees.

The Trustees also considered the overall profitability of Collins Capital, reviewing Collins Capital’s financial information and noting that Collins Capital had subsidized the Fund’s operations since its inception and had not yet recouped those subsidies.  The Trustees also examined the level of profits that could be expected to accrue to Collins Capital from the fees payable under the Agreement and the expense subsidizations undertaken by Collins Capital.  These considerations were based on materials requested by the Trustees and the Funds’ administrator specifically for the June 20, 2013 meeting and the August 23, 2013 meeting at which the Agreement was formally considered, as well as the presentations made by Collins Capital over the course of the year.

The Trustees noted that the Fund’s contractual management fee of 1.95% fell into the fourth quartile, above its Morningstar Peer Group average of 1.29%, which fell into the third quartile, and also above the Morningstar Sub-Advised Peer Group average of 1.30% which fell into the third quartile.  The Trustees observed that the Fund’s total expense ratio (minus Rule 12b-1 fees and net of fee waivers and expense reimbursements) of 2.49% fell within the fourth quartile, above its Morningstar Peer Group average of 1.68%, which fell within the third quartile, and also above the Morningstar Sub-Advised Peer Group average of 1.81%, which fell in the third quartile.  The Trustees then compared the fees paid by the Fund to the fees associated with Collins Capital’s other investment products and noted that the Fund’s fees were reasonable.

The Trustees concluded that the Fund’s expenses and the management fees paid to Collins Capital were fair and reasonable in light of the comparative performance, expense and management fee information and considering the Fund’s “manager of managers” structure.  The Trustees further concluded that Collins Capital maintained adequate profit levels to support its services to the Fund from the revenues of its overall investment advisory business, despite its subsidies to support the Fund’s operations.

COLLINS ALTERNATIVE SOLUTIONS FUND
Basis for Trustees’ Approval of Investment Advisory Agreement
(Continued)

4.EXTENT OF ECONOMIES OF SCALE AS THE FUND GROWS

The Trustees compared the Fund’s expenses relative to its peer groups and discussed realized and potential economies of scale.  The Trustees also reviewed the structures of the Fund’s management fee and whether the Fund was large enough to generate economies of scale for shareholders or whether economies of scale would be expected to be realized as the Fund’s assets grow (and if so, how whose economies of scale were being or would be shared with shareholders).  The Trustees reviewed all fee waivers and expense reimbursements by Collins Capital with respect to the Fund.  The Trustees concluded that Collins Capital’s management fee structure and any applicable expense waivers were reasonable and reflected a sharing of economies of scale between Collins Capital and the Fund at the Fund’s current asset levels.

5.BENEFITS DERIVED FROM THE RELATIONSHIP WITH THE FUND

The Trustees considered the direct and indirect benefits that could be realized by Collins Capital from its association with the Fund.  The Trustees concluded that any benefits Collins Capital received from its management of the Fund, including increased name recognition or greater exposure to press coverage, appear to be reasonable, and in many cases may benefit the Fund.

CONCLUSIONS

The Trustees considered all of the foregoing factors.  In considering the renewal of the Agreement, the Trustees did not identify any one factor as all-important, but rather considered these factors collectively in light of the Fund’s surrounding circumstances.  Based on this review, the Trustees, including a majority of the Independent Trustees, approved the renewal of the Agreement as being in the best interests of the Fund and its shareholders.

COLLINS ALTERNATIVE SOLUTIONS FUND
Basis for Trustees’ Approval of Sub-Advisory Agreements

The Board of Trustees (the “Trustees”) of Trust for Professional Managers (the “Trust”) met in person at a meeting held on August 23, 2013 to consider the renewal of the sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively, the “Sub-Advisory Agreements”) for the Fund, entered into between Collins Capital Investments, LLC (the “Adviser” or “Collins Capital”) and certain of the Fund’s sub-advisers (each a “Sub-Adviser”, and collectively, the “Sub-Advisers”), specifically The Cambridge Strategy (Asset Management) Limited (“Cambridge”), Stadion Money Management LLC (“Stadion”) and Whitebox Advisors, LLC (“Whitebox”), the Board reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.  The Trustees also met at a prior meeting held on June 20, 2013 (the “June 20, 2013 Meeting”) to review materials related to the renewal of the Sub-Advisory Agreements.  In advance of these meetings, the Trustees requested and received materials to assist them in considering the renewal of the Sub-Advisory Agreements.  The materials provided contained information with respect to the factors enumerated below, including copies of the Sub-Advisory Agreements, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the renewal of the Sub-Advisory Agreements, due diligence materials prepared by the Sub-Advisers (including a due diligence questionnaire, Form ADV, bibliographic information of key management and compliance personnel, a compliance program summary and certain specific compliance policies and procedures, including each Sub-Adviser’s code of ethics) and other pertinent information.  The Trustees also received information periodically throughout the year that was relevant to the Sub-Advisory Agreement renewal process, including performance information for the Fund.  Based on their evaluation of the information provided by the Adviser and the Sub-Advisers, in conjunction with the Fund’s other service providers, the Trustees, by a unanimous vote (including a separate vote of the Independent Trustees), approved the continuation of each Sub-Advisory Agreement for an additional one-year term ending August 31, 2014.

DISCUSSION OF FACTORS CONSIDERED

In considering the renewal of the sub-advisory agreements between the Adviser and the Sub-Advisers, the Board reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

1.NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY THE SUB-ADVISERS TO THE FUND

The Trustees considered the nature, extent and quality of services provided by each of Cambridge, Stadion and Whitebox to the Fund.  The Trustees considered Cambridge’s responsibilities in its management of Fund assets, as well as the qualifications, experience and responsibilities of David R. Thompson, Walid Khalfallah and Ali Yigitbasioglu, who serve as the portfolio managers for the segment of the Fund’s assets managed by Cambridge, and other key personnel at Cambridge.  The Trustees also considered Stadion’s responsibilities in its management of Fund assets, as well as the qualifications, experience and responsibilities of Brad A. Thompson, Jonathan W. Weaver and David C.

COLLINS ALTERNATIVE SOLUTIONS FUND
Basis for Trustees’ Approval of Sub-Advisory Agreements
(Continued)

Pursell, who serve as the portfolio managers for the segment of the Fund’s assets managed by Stadion, and other key personnel at Stadion.  The Trustees also considered Whitebox’s responsibilities in its management of Fund assets, as well as the qualifications, experience and responsibilities of Andrew J. Redleaf, Robert J. Vogel, Brian G. Lutz and Jason E. Cross, who serve as the portfolio managers for the segment of the Fund’s assets managed by Whitebox, and other key personnel at Whitebox.  The Trustees also considered information provided by each of Cambridge, Stadion and Whitebox at the June 20, 2013 meeting and the August 23, 2013 meeting at which the Sub-Advisory Agreements were formally considered, relating to each of their investment objectives and strategies for the Fund, brokerage practices and compliance and risk management programs.  The Trustees also noted any services that extended beyond portfolio management.  The Trustees concluded that Cambridge, Stadion and Whitebox had sufficient quality and depth of personnel, resources, investment methods and compliance programs essential to performing their duties under the Sub-Advisory Agreements and that the nature, overall quality and extent of investment management services provided by each of Cambridge, Stadion and Whitebox to the Fund were satisfactory.

2.INVESTMENT PERFORMANCE OF THE FUND AND THE SUB-ADVISERS

The Trustees discussed the Fund’s performance, including the performance relating specifically to each segment of the Fund’s assets managed by Cambridge, Stadion and Whitebox, respectively.  The Trustees discussed the performance of that segment of the Fund’s portfolio managed by Cambridge for the year-to-date period ended March 31, 2013, and for the since inception period ended December 31, 2012.  The Trustees compared the short-term and long-term performance of that segment of the Fund’s portfolio managed by Cambridge on both an absolute basis and in comparison to a benchmark index (the S&P 500 Index) and in comparison to a composite of Cambridge’s separately-managed account composite with similar investment strategies to that of the Fund.  The Trustees noted that, for each period the segment of the Fund’s portfolio managed by Cambridge underperformed the benchmark index, and for all periods was in-line with the performance of the comparable Cambridge composite.

The Trustees discussed the performance of that segment of the Fund’s portfolio managed by Stadion for the year-to-date period ended March 31, 2013, and the since inception period ended December 31, 2012.  The Trustees compared the short-term and long-term performance of that segment of the Fund’s portfolio managed by Stadion on both an absolute basis and in comparison to a benchmark index (the S&P 500 Index) and in comparison to Stadion’s other accounts with similar investment strategies to that of the Fund.  The Trustees noted that, for each period, the segment of the Fund’s portfolio managed by Stadion underperformed the benchmark index, and for both periods was in-line with the performance of the comparable Stadion accounts.

The Trustees discussed the performance of that segment of the Fund’s portfolio managed by Whitebox for the year-to-date period ended February 28, 2013 and the since inception period ended December 31, 2012.  The Trustees compared the short-term and long-term performance of that segment of the Fund’s portfolio managed by Whitebox on both an

COLLINS ALTERNATIVE SOLUTIONS FUND
Basis for Trustees’ Approval of Sub-Advisory Agreements
(Continued)

absolute basis and in comparison to a benchmark index (the S&P 500 Index).  The Trustees noted that for both periods, the performance for the segment of the Fund’s portfolio managed by Whitebox was below the benchmark index.

After considering all the information, the Trustees concluded that the performance obtained by each of Cambridge, Stadion and Whitebox for the Fund was satisfactory under current market conditions.  Although past performance is not a guarantee or indication of future results, the Trustees determined that the Fund and its shareholders were likely to benefit from the continued management of Fund assets by Cambridge, Stadion and Whitebox.

3.COSTS OF SERVICES PROVIDED AND PROFITS REALIZED BY THE SUB-ADVISERS

The Trustees reviewed and considered the sub-advisory fees payable by Collins Capital to Cambridge, Stadion and Whitebox under the Sub-Advisory Agreements.  The Trustees noted that Collins Capital had previously confirmed to the Trustees that the sub-advisory fees payable under the Sub-Advisory Agreements were reasonable in light of the quality of the services performed by each of Cambridge, Stadion and Whitebox.  Since the sub-advisory fees are paid by Collins Capital, the overall advisory fee paid by the Fund is not directly affected by the sub-advisory fees paid to Cambridge, Stadion and Whitebox.  Consequently, the Trustees did not consider the costs of services provided by each of Cambridge, Stadion and Whitebox or their profitability from their relationship with the Fund because the Trustees did not consider these factors as relevant.  Based on all these factors, the Trustees concluded that the sub-advisory fees paid to each of Cambridge, Stadion and Whitebox by Collins Capital were reasonable in light of the services provided by Cambridge, Stadion and Whitebox.

4.EXTENT OF ECONOMIES OF SCALE AS THE FUND GROWS

Since the sub-advisory fees payable to Cambridge, Stadion and Whitebox are not paid by the Fund, the Trustees did not consider whether the sub-advisory fees should reflect any potential economies of scale that might be realized as the Fund’s assets increase.

5.BENEFITS DERIVED FROM THE RELATIONSHIP WITH THE FUND

The Trustees considered the direct and indirect benefits that could be received by each of Cambridge, Stadion and Whitebox from their association with the Fund.  The Trustees concluded that the benefits that each of Cambridge, Stadion and Whitebox may receive, such as greater name recognition and increased ability to obtain research and brokerage services, appear to be reasonable, and in many cases may benefit the Fund.

CONCLUSIONS

The Trustees considered all of the foregoing factors.  In considering the renewal of the Sub-Advisory Agreements, the Trustees did not identify any one factor as all-important, but rather considered these factors collectively in light of the Fund’s surrounding circumstances.  Based on this review, the Trustees, including a majority of the Independent Trustees, approved the renewal of each Sub-Advisory Agreement as being in the best interests of the Fund and its shareholders.

COLLINS ALTERNATIVE SOLUTIONS FUND
Notice of Privacy Policy & Practices

We collect non-public personal information about you from the following sources:

•information we receive about you on applications or other forms;

•information you give us orally; and

•information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility.  All shareholder records will be disposed of in accordance with applicable law.  We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

COLLINS ALTERNATIVE SOLUTIONS FUND
Additional Information
(Unaudited)

Tax Information

The Fund designated 51.46% of its ordinary income distribution for the period ended February 28, 2013, as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

For the period ended February 28, 2013, 50.90% of dividends paid from net ordinary income qualified for the dividends received deduction available to corporate shareholders.

For the period ended February 28, 2013, 0% of taxable ordinary income distributions were designated as short-term capital gain distributions under Internal Revenue Section 871(k).

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund.  In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.  However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Information about Trustees

The business and affairs of the Trust are managed under the direction of the Board of Trustees. Information pertaining to the Trustees of the Trust is set forth below. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 1-855-55-ALT-MF.

Independent Trustees
Number of
		Term of	Principal	Portfolios	Other
	Position(s)	Office and	Occupation(s)	in Trust	Directorships
Name,	Held with	Length of	During the Past	Overseen	Held by
Address and Age	the Trust	Time Served	Five Years	by Trustee	Trustee

Michael D. Akers, Ph.D.	Trustee	Indefinite	Professor and	31	Independent
615 E. Michigan St.		Term; Since	Chair, Department		Trustee, USA
Milwaukee, WI 53202		August 22,	of Accounting,		MUTUALS
Age: 58		2001	Marquette University		(an open-end
			(2004–present).		investment
company with
two portfolios).

Gary A. Drska	Trustee	Indefinite	Pilot, Frontier/	31	Independent
615 E. Michigan St.		Term; Since	Midwest Airlines, Inc.		Trustee, USA
Milwaukee, WI 53202		August 22,	(airline company)		MUTUALS
Age: 56		2001	(1986–present).		(an open-end
investment
company with
two portfolios).

COLLINS ALTERNATIVE SOLUTIONS FUND
Additional Information (Continued)
(Unaudited)

Number of
		Term of	Principal	Portfolios	Other
	Position(s)	Office and	Occupation(s)	in Trust	Directorships
Name,	Held with	Length of	During the Past	Overseen	Held by
Address and Age	the Trust	Time Served	Five Years	by Trustee	Trustee

Jonas B. Siegel	Trustee	Indefinite	Managing	31	Independent
615 E. Michigan St.		Term; Since	Director, Chief		Trustee, Gottex
Milwaukee, WI 53202		October 23,	Administrative		Multi-Asset
Age: 70		2009	Officer (“CAO”) and		Endowment
			Chief Compliance		fund complex
			Officer (“CCO”),		(three closed-
			Granite Capital		end investment
			International Group,		companies);
			L.P. (an investment		Independent
			management firm)		Trustee, Gottex
			(1994–2011); Vice		Multi-
			President, Secretary,		Alternatives
			Treasurer and CCO		fund complex
			of Granum Series		(three closed-
			Trust (an open-end		end investment
			investment company)		companies);
			(1997–2007);		Independent
			President, CAO		Manager,
			and CCO, Granum		Ramius IDF
			Securities, LLC		fund complex
			(a broker-dealer)		(two closed-
			(1997–2007).		end investment
companies).

Interested Trustee and Officers

Joseph C. Neuberger(1)	Chairperson	Indefinite	Executive Vice	31	Trustee, Buffalo
615 E. Michigan St.	and	Term; Since	President, U.S.		Funds (an open-
Milwaukee, WI 53202	Trustee	August 22,	Bancorp Fund		end investment
Age: 51		2001	Services, LLC		company with
			(1994–present).		ten portfolios);
Trustee, USA
MUTUALS (an
open-end
investment
company with
two portfolios).

John Buckel	President	Indefinite	Mutual Fund	N/A	N/A
615 E. Michigan St.	and	Term; Since	Administrator,
Milwaukee, WI 53202	Principal	January 24,	U.S. Bancorp Fund
Age: 56	Executive	2013	Services, LLC
	Officer		(2004–present).

COLLINS ALTERNATIVE SOLUTIONS FUND
Additional Information (Continued)
(Unaudited)

Number of
		Term of	Principal	Portfolios	Other
	Position(s)	Office and	Occupation(s)	in Trust	Directorships
Name,	Held with	Length of	During the Past	Overseen	Held by
Address and Age	the Trust	Time Served	Five Years	by Trustee	Trustee

Robert M. Slotky	Chief	Indefinite	Senior Vice	N/A	N/A
615 E. Michigan St.	Compliance	Term; Since	President,
Milwaukee, WI 53202	Officer, Vice	January 26,	U.S. Bancorp Fund
Age: 66	President	2011	Services, LLC
	and Anti-		(2001–present).
Money
Laundering
Officer

Rachel A. Spearo	Secretary	Indefinite	Vice President,
615 E. Michigan St.		Term; Since	U.S. Bancorp
Milwaukee, WI 53202		November 15,	Fund Services,	N/A	N/A
Age: 34		2005	LLC
(2004–present).

Jennifer A. Lima	Vice	Indefinite	Mutual Fund	N/A	N/A
615 E. Michigan St.	President,	Term; Since	Administrator;
Milwaukee, WI 53202	Treasurer,	January 24,	U.S. Bancorp Fund
Age: 39	and	2013	Services, LLC
	Principal		(2002–present).
Financial
and
Accounting
Officer

Jesse J. Schmitting	Assistant	Indefinite	Mutual Fund	N/A	N/A
615 E. Michigan St.	Treasurer	Term; Since	Administrator;
Milwaukee, WI 53202		July 21,	U.S. Bancorp Fund
Age: 31		2011	Services, LLC
(2008–present).

(1)
Mr. Neuberger is an “interested person” of the Trust as defined by the 1940 Act. Mr. Neuberger is an interested person of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC, the Fund’s principal underwriter.

(This Page Intentionally Left Blank.)

A NOTE ON FORWARD LOOKING STATEMENTS (Unaudited)

Except for historical information contained in this report for the Fund, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These include any adviser or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Fund in the current Prospectus, other factors bearing on this report include the accuracy of the adviser’s or portfolio managers’ forecasts and predictions, and the appropriateness of the investment programs designed by the adviser or portfolio managers to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Fund to differ materially as compared to benchmarks associated with the Fund.

ADDITIONAL INFORMATION (Unaudited)

The Fund has adopted proxy voting policies and procedures that delegate to the Adviser the authority to vote proxies. A description of the Fund’s proxy voting policies and procedures is available without charge, upon request, by calling the Fund toll free at 1-855-55-ALT-MF. A description of these policies and procedures is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available without charge, upon request, by calling, toll free, 1-855-55-ALT-MF, or by accessing the SEC’s website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC four times each fiscal year at quarter-ends. The Fund files the schedule of portfolio holdings with the SEC on Form N-CSR (second and fourth quarters) and on Form N-Q (first and third quarters). Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the SEC’s Public Reference Room may be obtained by calling 1-202-551-8090 (direct) or 1-800-SEC-0330 (general SEC number).

HOUSEHOLDING (Unaudited)

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Fund reasonably believes are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-855-55-ALT-MF to request individual copies of these documents. Once the Fund receives notice to stop householding, the Fund will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

COLLINS ALTERNATIVE SOLUTIONS FUND

Investment Adviser	Collins Capital Investments, LLC
806 Douglas Road
Suite 570
Coral Gables, Florida 33134

Legal Counsel	Godfrey & Kahn, S.C.
780 North Water Street
Milwaukee, Wisconsin 53202

Independent Registered Public	Cohen Fund Audit Services, Ltd.
Accounting Firm	1350 Euclid Avenue
Suite 800
Cleveland, Ohio 44115

Transfer Agent, Fund Accountant and	U.S. Bancorp Fund Services, LLC
Fund Administrator	615 East Michigan Street
Milwaukee, Wisconsin 53202

Custodian	U.S. Bank, N.A.
Custody Operations
1555 North River Center Drive
Milwaukee, Wisconsin 53212

Distributor	Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal half-year covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to previous Form N-CSR filed May 8, 2013.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)     Trust for Professional Managers

By (Signature and Title)*   /s/John Buckel
John Buckel, President

Date    11/4/13

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*   /s/John Buckel
John Buckel, President

Date    11/4/13

By (Signature and Title)*    /s/Jennifer Lima
Jennifer Lima, Treasurer

Date    11/4/13

* Print the name and title of each signing officer under his or her signature.